UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital Income Builder

Dividend investing in an uncertain market

[photo of a dew drops on a vine]

Annual report for the year ended October 31, 2009

Capital Income Builder® seeks to provide a growing dividend — with higher income distributions every quarter to the extent possible — together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2009 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–6.01%	3.65%	6.35%

The total annual fund operating expense ratio was 0.66% for Class A shares as of October 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2009, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.36%.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

6	Dividend investing in an uncertain market
While the stock market recovery appears to be in place, the economic recovery has yet to follow in force, keeping dividend payments low.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers

Fellow shareholders:

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After one of the most tumultuous periods in history, a measure of stability has returned to the financial markets. Stocks have rebounded and there is greater movement in the credit markets. Corporate profits remain low, however, and growing Capital Income Builder’s dividend income remains an issue in today’s cost-cutting environment.

As of October 31, 2009, the fund’s 12-month dividend yield was 5.01% as calculated by Lipper. That’s more than double the 2.26% posted by the Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. It also surpassed the 3.56% average yield of the 531 income funds tracked by Lipper.

In terms of total return, the fund gained 15.4% for the fiscal year, bettering the 9.8% of the S&P 500. Illustrating the strength of overseas equities, the MSCI EAFE Index rose 28.4%. The Lipper Income Funds Average gained 16.9% for the period.

Growth of income
The market turmoil that began in late 2008 resulted in near-historic dividend cuts by companies both in the United States and abroad. Thus, during its fiscal year the fund was unable to continue its track record of increasing dividend payments each quarter.

Shareholders received a dividend of 53.5 cents a share in December 2008, up from a 53-cent dividend in September. This was followed by a dividend of 44 cents in March and 45 cents in both June and September. The fund also paid a special dividend of 45 cents in December 2008.

The fund’s board of directors is expected to authorize another special dividend distribution in December. This income is unpredictable and, in light of the fiscal year’s events, the amount is likely to be less than previous special dividends paid to shareholders.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2009, with all distributions reinvested
	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 7/30/87)

Capital Income Builder (Class A Shares)	15.44%	4.17%	6.72%	9.78%
Standard & Poor’s 500 Composite Index1	9.80	0.33	–0.95	7.89
Lipper Income Funds Average2	16.90	2.77	3.54	8.11
Consumer Price Index (inflation)3	–0.18	2.52	2.54	2.93

1 The S&P 500 is unmanaged, and its returns do not reflect the effect of sales charges, commissions or expenses.
2 Source: Lipper. Averages are based on total return and do not reflect the effect of sales charges.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Our primary goal is to continue growing income for our shareholders, but market conditions in the last 12 months and the likelihood of a slow recovery will make this objective difficult. We remain hopeful that the fund’s overall yield will improve — and continue to better its peer group — on an annual basis.

For more on the current environment for dividend investing and a look ahead to the future, please read the feature that begins on page 6.

Our investment landscape
The tail end of the 2007–2008 fiscal year coincided with one of the worst market downturns since the Great Depression, and that downturn continued for the next six months. Stocks fell through November, paused briefly in December, and finally reached bottom in early March. As you’ll recall, Capital Income Builder posted a 3.4% loss for the first half of the recent fiscal year.

This collapse was unsparing of any asset class or international market. Stocks around the world tumbled, led by the financial sector. Concerns about the fragility of the financial system worldwide also led to a near freeze in bond trading, with only U.S. Treasuries and a handful of relatively safe global bond issues rising.

Government intervention, along with coordinated large-scale adjustments in monetary policies, may have contributed to the market’s ultimate stabilization in early March. The panicked selloffs in both stocks and bonds were replaced by a new appreciation for risk, which was followed by strong rallies in equities both here and abroad, as well as in the global bond market. The fund’s full-year return is entirely the result of this turnaround.

However, even as stocks rose, the United States and other developed nations continued to sink into recession. Many U.S. companies cut dividends substantially — the worst cuts thus far of the post-war era.

The dividend environment overseas was somewhat better, but with many international companies tying their dividend payments to their actual profits, the income available from international equities also fell.

Given their conservative nature, the fund’s bond holdings were critical in helping weather the downturn. U.S. Treasuries increased sharply in value, while corporate bonds have outperformed in the recovery, particularly among high-yield issues.

[Begin Sidebar]
Capital Income Builder’s annual dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

[begin bar/line chart]
	Dividend	Special Dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Inflation = Consumer Price Index (through October 2009)

	22.00
Oct-87*	22.00
Oct-88	115.00			100.0
Oct-89	123.00			104.5
Oct-90	133.00			111.1
Oct-91	141.00			114.3
Oct-92	149.00		0.90	118.0
Oct-93	157.00		1.73	121.2
Oct-94	165.00		2.35	124.4
Oct-95	173.00		2.99	127.9
Oct-96	181.00		5.17	131.7
Oct-97	187.50		8.68	134.4
Oct-98	193.50		15.11	136.4
Oct-99	195.00		26.57	139.9
Oct-00	199.50		36.97	144.8
Oct-01	207.00		44.63	147.8
Oct-02	205.50		50.67	150.8
Oct-03	202.50		54.06	153.9
Oct-04	180.50		49.59	158.8
Oct-05	185.50		54.27	165.7
Oct-06	191.50	25	66.97	167.9
Oct-07	199.00	30	75.89	173.8
Oct-08	208.50	55	97.78	180.2
Oct-09	187.50	45	91.14	179.8
[end bar/line chart]

*Not a full fiscal year. Fiscal years ended October 31
[End Sidebar]

The fund’s holdings
As always, Capital Income Builder’s portfolio counselors and analysts rely on their research of individual companies and broader economic trends when making investment decisions. The focus remains on an investment’s potential for current income, dividend growth and price appreciation. We continue to invest for the long term, not getting caught up in day-to-day volatility.

Historically, the financial sector has provided the highest yields, and although the fund is well diversified, its income objective requires it to have considerable weighting in this area. Today, however, the sector’s falling profits have reduced its dividend yield significantly. As a result, the fund has diversified even further in its quest for income, both in terms of industry and geography.

Capital Income Builder now has the greatest percentage of its holdings in telecommunication services, with both domestic and international companies continuing to pay out sizable dividends, given their relative strength against economic uncertainties. Financials are next, with a large base of dividend-paying banks outside the U.S. helping to offset loss of income from domestic holdings. Consumer staples and utilities — both considered defensive holdings in an uncertain economy — are also strongly represented in the portfolio.

[Begin Sidebar]
Largest equity holdings
(as of October 31, 2009)
Company	Percent of net assets

Philip Morris International	1.8%
AT&T	1.7
Banco Santander	1.7
Verizon	1.3
Royal Dutch Shell	1.2
BP	1.2
Merck	1.1
Sasol	1.1
América Móvil	1.1
Eni	1.0
[End Sidebar]

Six of the fund’s top 10 holdings produced positive returns during the fiscal year, led by Spain’s Banco Santander, which posted a 49.3% jump, and Latin American telecommunications company América Móvil, which gained 42.6%. Of the four stocks that lost ground in the group, AT&T and Verizon nonetheless provided strong dividend yields.

[Begin Sidebar]
A lifetime of current income (Capital Income Builder’s 12-month dividend rate versus its benchmarks — years ended October 31)

[begin line chart]
Date	Capital Income Builder	Lipper Income Funds Average	S&P 500

10/31/88	5.08	6.87	3.29
04/30/89	5.02	7.00	3.27
10/31/89	4.91	6.98	3.21
04/30/90	5.27	7.65	3.47
10/31/90	5.69	8.23	3.91
04/30/91	4.93	7.29	3.25
10/31/91	4.92	6.83	3.09
04/30/92	4.79	6.47	2.93
10/31/92	4.84	6.47	2.95
04/30/93	4.74	5.61	2.83
10/31/93	4.56	4.77	2.68
04/30/94	4.98	4.76	2.82
10/31/94	5.05	4.67	2.76
04/30/95	5.07	4.82	2.59
10/31/95	4.77	4.46	2.35
04/30/96	4.71	4.34	2.17
10/31/96	4.56	4.31	2.10
04/30/97	4.38	4.24	1.89
10/31/97	4.06	4.00	1.68
04/30/98	3.79	3.99	1.44
10/31/98	4.00	4.11	1.48
04/30/99	3.96	3.80	1.23
10/31/99	4.34	4.03	1.22
04/30/00	4.69	4.26	1.15
10/31/00	4.57	4.34	1.15
04/30/01	4.47	4.29	1.27
10/31/01	4.73	4.32	1.49
04/30/02	4.52	3.51	1.46
10/31/02	5.05	3.58	1.81
04/30/03	4.83	3.22	1.79
10/31/03	4.48	2.81	1.61
04/30/04	4.01	2.60	1.64
10/31/04	3.55	2.40	1.68
04/30/05	3.50	2.36	1.76
10/31/05	3.53	2.44	1.77
04/30/06	3.75	2.61	1.76
10/31/06	3.61	2.86	1.76
04/30/07	3.48	2.97	1.71
10/31/07	3.34	3.12	1.76
04/30/08	4.27	3.74	2.05
10/31/08	6.23	4.55	2.99
04/30/09	6.25	4.43	3.10
10/31/09	5.01	3.56	2.26
[end line chart]
All numbers calculated by Lipper.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

October 31, 2009
Equities
Europe	23.8%
United States	23.0
Asia/Pacific	11.1
Other	5.8
Total equities	63.7%

Bonds
United States	27.0
Other	3.1
Total bonds	30.1%

Short-term securities & other assets less liabilities	6.2%

Total	100.0%
[End Sidebar]

The fund’s bond portfolio continued to smooth out volatility while contributing to overall yield.

Looking ahead
Even as the stock market makes a recovery, the global economic situation remains uncertain. European companies, with their history of dividend payments, continue to make dividend reductions in the face of falling profits. However, anecdotal evidence suggests that, for now, the worst cuts may have already occurred.

We are gratified that we have been able to find high-yielding stocks in a challenging market. We will endeavor to once again increase our dividend in the future, with an eye toward both growth and sustainability. Once again, we urge you to keep a long-term perspective regarding this fund and your overall portfolio. We appreciate your continued trust.

Cordially,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman of the Board

/s/ Joyce E. Gordon

Joyce E. Gordon
President

December 7, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2009)*
	1 year	5 years	10 years
Class A shares	8.80%	2.95%	6.09%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

[begin mountain chart]
Date	Capital Income Builder with dividends reinvested	Capital Income Builder excluding dividends	Standard & Poor’s 500 Composite Index with dividends reinvested3	Lipper Income Funds Average2

7/30/1987	$9,425	$9,425	$10,000	$10,000
10/31/1987	$8,990	$8,842	$7,995	9269.98
10/31/1988	$10,093	$9,429	$9,175	10581.37
10/31/1989	$11,782	$10,438	$11,592	12113.61
10/31/1990	$11,590	$9,738	$10,725	11295.54
10/31/1991	$14,973	$11,946	$14,309	14572.74
10/31/1992	$16,989	$12,925	$15,733	16354.62
10/31/1993	$19,973	$14,509	$18,079	19717.63
10/31/1994	$20,066	$13,824	$18,776	19323.12
10/31/1995	$23,478	$15,392	$23,735	22399.55
10/31/1996	$27,409	$17,077	$29,450	25639.26
10/31/1997	$33,748	$20,207	$38,904	30571.06
10/31/1998	$38,238	$21,932	$47,459	33349.33
10/31/1999	$39,199	$21,584	$59,638	34554.31
10/31/2000	$41,384	$21,776	$63,265	36847.29
10/31/2001	$44,438	$22,308	$47,519	38418.41
10/31/2002	$44,507	$21,313	$40,345	37344.54
10/31/2003	$52,484	$23,999	$48,732	44732.47
10/31/2004	$61,253	$26,992	$53,318	49937.40
10/31/2005	$66,822	$28,452	$57,965	53037.25
10/31/2006	$80,172	$32,841	$67,429	60514.03
10/31/2007	$96,940	$38,317	$77,241	67750.23
10/31/2008	$65,078	$24,537	$49,372	48562.05
10/31/2009	$75,135	$26,941	$54,210	$56,718
[end mountain chart]

Year ended October 31	1987	4	1988	1989	1990	1991	1992	1993

Total value
Dividends reinvested5	$92		494	556	633	708	792	880

Value at year-end1,5	$8,990		10,093	11,782	11,590	14,973	16,989	19,973

CIB total return	(10.1)%		12.3	16.7	(1.6)	29.3	13.5	17.6

Year ended October 31	1994		1995	1996	1997	1998	1999	2000

Total value
Dividends reinvested5	974		1,079	1,200	1,324	1,468	1,624	1,809

Value at year-end1,5	20,066		23,478	27,409	33,748	38,238	39,199	41,384

CIB total return	0.5		17.0	16.8	23.2	13.3	2.5	5.6

Year ended October 31	2001		2002	2003	2004	2005	2006	2007

Total value
Dividends reinvested5	2,017		2,152	2,261	2,117	2,288	2,805	3,134

Value at year-end1,5	44,438		44,507	52,484	61,253	66,822	80,172	96,940

CIB total return	7.4		0.2	17.9	16.7	9.1	20.0	20.9

Year ended October 31	2008		2009		Average annual total return for fund’s lifetime

Total value
Dividends reinvested5	3,858		3,633

Value at year-end1,5	65,078		75,135

CIB total return	(32.9)		15.4		9.49%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Calculated by Lipper with all distributions reinvested. The Lipper Income Funds Average (as shown) only includes funds that have been in existence since July 30, 1987. The average does not reflect the effect of sales charges.

3The S&P 500 is unmanaged, and its results include reinvested dividends but do not reflect the effect of sales charges, commissions, or expenses.
4For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

5Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Dividend investing in an uncertain market

In its most recent fiscal year, the value of Capital Income Builder’s shares recovered alongside the larger market, but dividend cuts have made the fund’s goal of increasing its dividend income a daunting challenge.

[photo of a field of grass shaped in a circular pattern]

[close-up photo of small green leaves]

A dividend, in its basic form, is a distribution of a company’s profits to its shareholders. A company makes a profit and its board of directors decides how much of that profit — if any — is given to the investors who own the company’s shares.

Capital Income Builder derives the bulk of its income from dividends generated by its equity portfolio. This is bolstered by the fund’s bond holdings, which allow for an additional measure of income and help to buffer volatility.

However, over the last year corporate profits have significantly declined. Many tried-and-true dividend-paying companies, particularly in the financial sector, have stopped issuing dividends altogether.

“Capital Income Builder, like any mutual fund, can only pay out what it brings in,” explains Jim Lovelace, vice chairman of the board and one of the fund’s portfolio counselors. “So when companies aren’t distributing as much, there’s less for us to pass along to the investor.”

Thus, in the first quarter of 2009, Capital Income Builder saw its first quarterly dividend decline in five years. However, that does not mean that the fund has abandoned this goal. The fund’s portfolio counselors have cautiously widened their search for investment opportunities in an effort to generate additional income.

“We’ve made slight adjustments to the portfolio as part of our search for new dividend sources, and we’re confident that, at some point, we will be able to resume quarterly dividend growth,” says Joyce Gordon, president of the fund and another of its portfolio counselors. “In the meantime, we have generated a strong yield — better than that of the market. The fund is still doing what it was created to do.”

Challenging environment
The story of 2008’s stock market downturn has been told many times already; its origins in subprime mortgage loans — and subsequent repercussions to the financial system worldwide — were detailed in last year’s annual report and elsewhere. Nevertheless the ongoing impact to the stock and bond markets, as well as to the fund’s 2009 fiscal year, cannot be understated.

[Begin Sidebar]
Dividends in recovery
Downturns don’t simply occur. There’s typically a catalyst that sends the overall market lower. From 2000 through 2002, it was technology stocks that prompted the decline, exacerbated by 9/11 and recession. In 2008, however, when the U.S. financial sector found itself on life support, stocks across the market plummeted — prompting worries about lending, credit and the integrity of the system on a global scale.

When declines occur, however, not every stock deserves to fall. Yet solid companies with dependable revenues and profits can drop right alongside failing corporations. “When markets tumble like they did in 2008, nobody really stops to look at fundamentals,” reflects Joyce. “They sell everything off.”

In recovery, however, dividend-paying stocks can often lead the market higher. “After a downturn, investors are understandably cautious,” admits Jim. “They want to be paid for taking risk. Dividends are one way companies can do that.”

12-month dividend rate

[begin line chart]
Date	S&P 500 with dividends reinvested*	MSCI World	MSCI EAFE

10/31/88	3.29	2.40	1.70
04/30/89	3.27	2.30	1.70
10/31/89	3.21	2.30	1.70
04/30/90	3.47	2.80	2.20
10/31/90	3.91	3.10	2.60
04/30/91	3.25	2.70	2.30
10/31/91	3.09	2.70	2.40
04/30/92	2.93	2.88	2.75
10/31/92	2.95	2.90	2.80
04/30/93	2.83	2.49	2.22
10/31/93	2.68	2.25	1.92
04/30/94	2.82	2.25	1.88
10/31/94	2.76	2.29	1.99
04/30/95	2.59	2.36	2.18
10/31/95	2.35	2.31	2.23
04/30/96	2.17	2.13	2.02
10/31/96	2.10	2.15	2.16
04/30/97	1.89	2.02	2.12
10/31/97	1.68	1.84	1.98
04/30/98	1.44	1.63	1.82
10/31/98	1.48	1.74	2.00
04/30/99	1.23	1.49	1.75
10/31/99	1.22	1.45	1.67
04/30/00	1.15	1.32	1.51
10/31/00	1.15	1.36	1.60
04/30/01	1.27	1.55	1.82
10/31/01	1.49	1.88	2.28
04/30/02	1.46	1.76	2.07
10/31/02	1.81	2.20	2.73
04/30/03	1.79	2.27	2.94
10/31/03	1.61	2.04	2.53
04/30/04	1.64	2.06	2.50
10/31/04	1.68	2.10	2.57
04/30/05	1.76	2.23	2.68
10/31/05	1.77	2.11	2.47
04/30/06	1.76	2.06	2.35
10/31/06	1.76	2.10	2.47
04/30/07	1.71	2.14	2.49
10/31/07	1.76	2.17	2.57
04/30/08	2.05	2.63	3.21
10/31/08	2.99	3.74	4.77
04/30/09	3.10	3.42	4.22
10/31/09	2.26	2.56	3.08
[end line chart]

*Source: Lipper.
[End Sidebar]

The fund’s 2008 fiscal year ended on October 31, shortly after the Standard & Poor’s 500 Composite Index — one of the most commonly used benchmarks for U.S. equities — began its precipitous decline. As can be expected given the root of the problems, the fund’s exposure to the financial sector was trimmed from 16.7% at the close of fiscal-year 2007, to 8.7% at the end of October 2008. The downturn had spread quickly, however, sending stocks in every corner of the market into a tailspin through November, with the majority of global equities finally bottoming out in March.

“The financial system is at the core of investing,” states Jim. “So when something like this impacts financials, confidence in the whole marketplace is lost. Not only did investors pull back, consumers did as well.”

While stocks have climbed considerably since January, corporate earnings have not. As a result, dividend payouts have fallen sharply. The S&P 500 has cut dividend payments by about 20% over the last 12 months. “This is easily the biggest round of dividend cuts to take place since the 1940s,” Jim adds.

“When you’re in a bear market, dividends are the only return you get,” offers investment analyst Joe Matt, who specializes in dividend research on behalf of the fund. “We’ve been in a bull market more or less for the past 16 years. Not surprisingly, companies and investors grew accustomed to an uninterrupted stream of dividends.”

Working through a recovery
Stocks have rebounded significantly since March, and in the third quarter of 2009, the nation’s gross domestic product reported positive growth for the first time since the second quarter of 2008. However, the United States is saddled with 10% unemployment, and consumer spending remains low.

According to Joyce, there are nonetheless positive signs. “When you’re looking for stocks that are paying dividends, the turnaround is pretty evident. There are a few companies — not as many as we’d like, but some — that are increasing their dividends, and that’s encouraging.”

The portfolio counselors of Capital Income Builder are working hard to find high-quality companies that are able to continue dividend distributions during uneasy markets. Through intensive research, this has led them to potential investments both in the U.S. and abroad.

“I was very nervous about dividend stability at the beginning of the year, when we didn’t really know if stocks were going to fall further or not,” says portfolio counselor David Riley. “At this point, however, a sense of normalcy has returned. This makes it possible for chief executives and corporate boards to once again revisit the idea of dividends.”

Searching for dividends
Problems in the U.S. financial system have all but shut down the flow of dividends from this sector, but there are other high-yield opportunities to be found in companies both domestically and abroad.

[Begin Sidebar]
[photo of the center of a large green plant]

A wealth of experience

Capital Income Builder is managed primarily by six portfolio counselors who are supported by a team of equity and fixed-income investment analysts around the world. Each portfolio counselor manages their own part of the fund and invests as they see fit. An additional portion, the research portfolio, is divided up among the nearly 50 analysts who contribute their research efforts to the fund.
[End Sidebar]

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[Begin Photo Caption]
[photo of Jim Lovelace]
Jim Lovelace
[End Photo Caption]

[Begin Photo Caption]
[photo of Joyce Gordon]
Joyce Gordon
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark Macdonald]
Mark Macdonald
[End Photo Caption]

[Begin Photo Caption]
[photo of David Hoag]
David Hoag
[End Photo Caption]

[Begin Photo Caption]
[photo of David Riley]
David Riley
[End Photo Caption]

[Begin Sidebar]
[close-up of a spiney green plant]

Bear markets

Capital Income Builder has had negative returns in just two of the 22 complete fiscal years since its inception. And in both those years, it still realized better total returns than that of its primary benchmark, the S&P 500.

That provided little consolation during the 2007–2008 fiscal year, when the fund had a negative return of 32.9%.

“What happened in 2008 was hardly a typical bear market,” Jim says. “In previous instances, not everything went down. That was particularly true of the dot-com period, when our fund held up fairly well. In most bear markets, there are areas of strength that remain unaffected.

“But again, 2008 wasn’t a typical bear market,” he continues. “It was the worst since the 1930s. True, on the one hand it was part of another market cycle, but it stood out in its severity.”
[End Sidebar]

[Begin Sidebar]
Fund results shown are for past periods and are not predictive of results in future periods. Result shown is for Class A shares at net asset value with all distributions reinvested. If a sales charge had been deducted, the result would have been lower. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

“The companies that are increasing dividends are the ones that didn’t run into huge problems as a result of the downturn,” Joyce says. “They tend to be good, long-term companies with steadier incomes and a history of increasing payouts. Their businesses aren’t as cyclical, meaning that they weather the boom-and-bust cycle of the marketplace better than others.”

Because Capital Income Builder can invest up to 50% of its assets outside the U.S., many of those companies are overseas. With the bulk of the fund’s bond portfolio invested in domestic issues, this allows for a greater proportion of international equity holdings when domestic stock dividends have trailed off, as is the case today.

“Traditionally, overseas companies have always had comparatively higher yields,” relates Joe. “It’s really part of the culture in many markets, particularly in Europe. There’s just a strong belief in sharing profits via dividend.”

Additionally, many international companies pay dividends as a percentage of profits, rather than in the form of a fixed dividend. So while these companies may have a higher yield in general, the actual dividend payments are more difficult to predict.

“That’s why it’s been harder for us, in this environment, to keep our dividend payments consistently higher than the quarter before,” Jim says. “Overall, I believe we’ll continue to pay an attractive yield, but at the moment we’re more susceptible to quarterly fluctuations.”

The road ahead
Given the immense changes that have taken place in the global financial system over the past year, any attempt to look ahead must be done with caution. However, at the very least, it would appear that the marketplace has stabilized.

“I do think the worst is over in terms of future collapse,” David says. “Right now, I’m more concerned with the possibility of inflation versus deflation. That’s something that is far more manageable, really, than the kind of downturn we had. Overall, I do expect some strengthening economically, which ought to be good for earnings, and thus for dividends.”

[Begin Sidebar]
Capital Income Builder’s dividends

As mentioned earlier in the letter to shareholders, the portfolio counselors of Capital Income Builder, with the support and direction of the fund’s board of directors, cannot for the time being continue raising the fund’s dividend each quarter as has been the case in the past.

The fund’s objective, however, will not change. As global equity markets continue their recovery, it may again be possible to provide higher quarterly income distributions.

As you can see here, bonds weathered the market’s recent downturn far better than stocks — one of the reasons Capital Income Builder will continue to maintain a strong bond portfolio, anchored by U.S. bond holdings. Not only does the bond portfolio help stabilize the fund’s return, it also helps provide income that can serve as the foundation of the fund’s dividends to shareholders.

(Index: October 9, 2007 = 100)

[begin line chart]
	S&P 500 with dividends reinvested	Barclays Capital Aggregate Bond Index	10-year Treasuries

10/9/2007	100	100	100
10/31/2007	99.09797791	100.9644932	101.6806974
11/30/2007	94.95332125	102.7800194	105.9566261
12/31/2007	94.29621145	103.0687944	105.7488007
1/31/2008	88.64091761	104.8005123	109.4660101
2/29/2008	85.7636806	104.9455787	110.6357795
3/31/2008	85.39255767	105.303504	111.8305157
4/30/2008	89.55049797	105.0836106	109.1571786
5/31/2008	90.71021624	104.3128874	107.0148576
6/30/2008	83.07021338	104.229273	107.8985574
7/31/2008	82.37164479	104.1440996	108.3030135
8/31/2008	83.56382316	105.132083	110.2259796
9/30/2008	76.12604816	103.7201272	110.4265742
10/31/2008	63.34232063	101.2719022	109.555132
11/30/2008	58.79573149	104.5681839	119.4538183
12/31/2008	59.41528306	108.4698398	126.9665583
1/31/2009	54.41334834	107.512478	121.1572156
2/28/2009	48.63817275	107.1065056	119.5982475
3/31/2009	52.89107677	108.5954516	123.5581151
4/30/2009	57.94883113	109.1152198	119.3439228
5/31/2009	61.18617377	109.9063898	116.0994511
6/30/2009	61.30832776	110.5311366	115.8855186
7/31/2009	65.93952999	112.3143927	116.4467774
8/31/2009	68.31687352	113.4772733	117.5926796
9/30/2009	70.86434817	114.6695595	118.8426806
10/31/2009	69.54960229	115.2358755	118.3394157
[end line chart]
[End Sidebar]

“Dividends aren’t going to make a comeback overnight,” Joyce adds. “I do think there’s still a propensity for companies to use cash to buy back their own stock, rather than pay it out as dividends. But dividends are still popular, especially after bear markets when investors expect income in exchange for the risk they take in purchasing stock. We will get back to a normal environment; it’ll just take some time.”

In the meantime, the portfolio counselors of Capital Income Builder will remain diligent in their efforts to generate as much income as possible for shareholders, with an eye toward eventually resuming quarterly increases.

“Bear markets often reinforce the idea of dividends once the worst has passed,” Jim offers. “I genuinely believe that this recovery will be no different, and that Capital Income Builder will be well positioned to take advantage of that.” ■

[close-up photo of leaves]

Summary investment portfolio, October 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Telecommunication services	8.56%
Financials	8.52
Consumer staples	6.73
Utilities	6.70
Energy	6.56
Convertible securities & preferred stocks	1.02
Bonds & notes	30.07
Other industries	25.59
Short-term securities & other assets less liabilities	6.25
[end pie chart]

			Percent
		Value	of net
Common stocks - 62.66%	Shares	(000)	assets

Telecommunication services - 8.56%
AT&T Inc.	52,431,230	$1,345,910	1.75%
Verizon Communications Inc.	33,541,700	992,499	1.29
América Móvil, SAB de CV, Series L (ADR)	18,738,000	826,908	1.07
CenturyTel, Inc. (1)	19,053,597	618,480	.80
Koninklijke KPN NV (2)	27,589,050	500,815	.65
Telefónica, SA (2)	17,460,000	487,955	.63
Other securities		1,825,089	2.37
		6,597,656	8.56

Financials - 8.52%
Banco Santander, SA (2)	82,073,972	1,322,796	1.72
BNP Paribas SA (2)	6,312,291	475,461	.62
Banco Bradesco SA, preferred nominative	22,083,300	434,500	.56
HSBC Holdings PLC (Hong Kong) (2)	26,741,178	292,962
HSBC Holdings PLC (United Kingdom) (2)	9,728,436	107,824	.52
Hang Seng Bank Ltd. (2)	24,991,100	354,651	.46
Westpac Banking Corp. (2)	15,251,722	354,634	.46
Bank of China Ltd., Class H (2)	574,785,000	331,360	.43
Fannie Mae (3)	10,000,000	10,800	.01
Freddie Mac (3)	5,300,000	6,519	.01
Other securities		2,882,327	3.73
		6,573,834	8.52

Consumer staples - 6.73%
Philip Morris International Inc.	30,030,800	1,422,259	1.84
PepsiCo, Inc.	10,980,000	664,839	.86
Nestlé SA (2)	10,975,000	511,070	.66
Coca-Cola Co.	8,972,000	478,297	.62
Kraft Foods Inc., Class A	13,527,870	372,287	.48
Altria Group, Inc.	19,755,000	357,763	.46
Other securities		1,382,564	1.81
		5,189,079	6.73

Utilities - 6.70%
GDF Suez (2)	16,302,320	683,129	.89
Exelon Corp.	9,601,500	450,886	.58
Dominion Resources, Inc.	11,251,980	383,580	.50
Scottish and Southern Energy PLC (2)	20,452,784	362,654	.47
Hongkong Electric Holdings Ltd. (2)	65,466,500	349,786	.45
FirstEnergy Corp.	7,755,500	335,658	.44
Other securities		2,603,148	3.37
		5,168,841	6.70

Energy - 6.56%
Royal Dutch Shell PLC, Class A (ADR)	9,328,000	554,177
Royal Dutch Shell PLC, Class B (2)	5,067,187	147,013
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	108,540
Royal Dutch Shell PLC, Class A (2)	3,055,000	90,976	1.17
BP PLC (2)	94,932,042	895,435	1.16
Sasol Ltd. (2)	22,431,827	836,568	1.08
Eni SpA (2)	28,260,866	701,552
Eni SpA (ADR)	912,492	45,241	.97
ConocoPhillips	8,257,970	414,385	.54
Woodside Petroleum Ltd. (2)	7,880,000	330,590	.43
Other securities		931,613	1.21
		5,056,090	6.56

Industrials - 5.73%
Siemens AG (2)	6,126,000	552,705	.72
Other securities		3,862,601	5.01
		4,415,306	5.73

Health care - 5.36%
Merck & Co., Inc.	28,266,100	874,270	1.13
Bayer AG (2)	8,184,000	567,577	.74
Novartis AG (2)	8,565,000	447,563	.58
Roche Holding AG (2)	2,721,000	436,730	.57
Johnson & Johnson	6,500,000	383,825	.50
Bristol-Myers Squibb Co.	16,450,000	358,610	.46
Pfizer Inc	20,000,000	340,600	.44
Other securities		727,191	.94
		4,136,366	5.36

Information technology - 3.95%
Taiwan Semiconductor Manufacturing Co. Ltd. (2)	275,461,272	499,375
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,455,599	99,746	.78
Microsoft Corp.	15,321,800	424,874	.55
Other securities		2,025,492	2.62
		3,049,487	3.95

Consumer discretionary - 3.18%
OPAP SA (1) (2)	16,421,040	420,092	.54
Other securities		2,035,561	2.64
		2,455,653	3.18

Materials - 2.80%
Akzo Nobel NV (2)	8,673,000	513,189	.67
Koninklijke DSM NV (2)	8,539,000	374,068	.49
Israel Chemicals Ltd. (2)	26,930,907	314,641	.41
Other securities		956,958	1.23
		2,158,856	2.80

Miscellaneous - 4.57%
Other common stocks in initial period of acquisition		3,527,138	4.57

Total common stocks (cost: $47,138,147,000)		48,328,306	62.66

			Percent
		Value	of net
Preferred stocks - 0.75%	Shares	(000)	assets

Financials - 0.65%
Banco Santander, SA, Series 10, 10.50% (3)	1,748,757	47,990	.06
Fannie Mae, Series S, 8.25% noncumulative (3)	2,000,000	2,325
Fannie Mae, Series O, 0% (3) (4) (5)	874,555	1,924
Fannie Mae, Series P, 4.50% noncumulative (3)	1,600,000	1,280
Fannie Mae, Series E, 5.10% (3)	608,441	1,027
Fannie Mae, Series L, 5.125% (3)	570,000	832	.01
Freddie Mac, Series V, 5.57% (3)	3,485,635	3,703
Freddie Mac, Series Z, 8.375% (3)	2,041,640	2,271
Freddie Mac, Series W, 5.66% (3)	650,000	658
Freddie Mac, Series Y, 6.55% (3)	350,250	368	.01
Other securities		436,296	.57
		498,674	.65

Other - 0.10%
Other securities		78,276	.10

Total preferred stocks (cost: $869,512,000)		576,950	.75

			Percent
		Value	of net
Convertible securities - 0.27%	Shares	(000)	assets

Financials - 0.02%
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred (3)	1,352,000	2,163
Fannie Mae, Series 2004-1, 5.375% convertible preferred (3)	240	1,200	.01
Other securities		6,836	.01
		10,199	.02

Other - 0.08%
Other securities		62,740	.08

Miscellaneous - 0.17%
Other convertible securities in initial period of acquisition		131,521	.17

Total convertible securities (cost: $315,872,000)		204,460	.27

	Principal		Percent
	amount	Value	of net
Bonds & notes - 30.07%	(000)	(000)	assets

Mortgage-backed obligations (6) - 9.90%
Fannie Mae 0%-11.00% 2012-2047 (2) (5)	$4,198,846	4,405,632	5.71
Freddie Mac 0%-7.50% 2017-2047 (5)	945,152	987,543	1.28
Other securities		2,246,668	2.91
		7,639,843	9.90

Bonds & notes of U.S. government & government agencies - 7.36%
U.S. Treasury:
2.25% 2014	396,000	397,762
7.50% 2016	250,000	321,543
3.75% 2018	349,950	360,830
0%-11.75% 2010-2039 (2) (7)	3,000,413	3,184,205	5.53
Fannie Mae 2.00%-6.625% 2010-2015	544,815	590,796	.77
Freddie Mac 1.75%-6.875% 2010-2012	146,500	155,766	.20
Other securities		663,008	.86
		5,673,910	7.36

Financials - 3.29%
Sovereign Bancorp, Inc. 8.75% 2018	27,160	31,146
Santander Issuances, SA Unipersonal 5.805%-6.50% 2016-2019 (4) (5)	29,600	27,799	.08
Other securities		2,479,667	3.21
		2,538,612	3.29

Energy - 1.21%
Shell International Finance B.V. 4.00% 2014	8,580	9,025	.01
BP Capital Markets PLC 3.125% 2012	5,000	5,173	.01
Other securities		918,575	1.19
		932,773	1.21

Health care - 1.05%
Merck & Co., Inc. 1.875%-4.00% 2011-2015	43,885	45,364	.06
Other securities		766,954	.99
		812,318	1.05

Telecommunication services - 1.00%
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,114
AT&T Inc. 4.85%-6.55% 2013-2039	44,545	47,349
SBC Communications Inc. 5.875%-6.25% 2011-2012	30,000	32,274
AT&T Corp. 8.00% 2031 (5)	17,000	20,979	.24
Verizon Communications Inc. 3.75%-8.75% 2011-2019 (4)	142,595	155,565
Verizon Global Funding Corp. 7.375% 2012	7,000	7,969	.21
Other securities		424,367	.55
		771,617	1.00

Other - 6.26%
Other securities		4,825,882	6.26

Total bonds & notes (cost: $23,018,985,000)		23,194,955	30.07

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.94%	(000)	(000)	assets

Freddie Mac 0.12%-0.305% due 11/2/2009-5/26/2010	$1,873,625	1,872,478	2.43
U.S. Treasury Bills 0.161%-0.33% due 11/19/2009-7/29/2010	860,900	860,191	1.12
Fannie Mae 0.15%-0.70% due 11/16/2009-9/1/2010	430,250	430,042	.56
Other securities		1,422,965	1.83

Total short-term securities (cost: $4,585,283,000)		4,585,676	5.94

Total investment securities (cost: $75,927,799,000)		76,890,347	99.69
Other assets less liabilities		238,684	.31

Net assets		$77,129,031	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $11,131,000, which represented .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/09 (000)

CenturyTel, Inc. (8)	3,572,640	15,480,957	-	19,053,597	$25,107	$618,480
OPAP SA (2)	15,242,040	1,179,000	-	16,421,040	45,232	420,092
MAp Group (2)	93,268,737	-	-	93,268,737	17,918	238,404
FirstGroup PLC (2)	-	31,300,000	-	31,300,000	6,463	192,962
RPM International, Inc.	7,900,000	440,000	-	8,340,000	6,538	146,951
Symrise AG (2) (8)	885,000	5,950,085	-	6,835,085	3,575	125,969
Wincor Nixdorf AG (2) (8)	1,325,000	825,312	-	2,150,312	3,652	125,865
Hays PLC (2)	-	71,032,000	-	71,032,000	3,771	114,103
De La Rue PLC (2)	8,804,046	731,000	3,160,427	6,374,619	3,965	95,600
De La Rue PLC, Class B	-	8,804,046	8,804,046	-	-	-
Greene King PLC (2)	8,722,210	5,204,153	48,621	13,877,742	4,391	90,021
Greene King PLC, rights, expire 2009	-	5,204,153	5,204,153	-	-	-
S P Setia Bhd. (2)	65,577,500	-	7,550,500	58,027,000	2,019	65,341
Starwood Property Trust, Inc.	-	2,675,000	-	2,675,000	27	53,848
BELIMO Holding AG (2)	42,250	-	-	42,250	1,269	43,314
Ekornes ASA (2)	1,980,425	-	-	1,980,425	910	36,807
Frasers Centrepoint Trust (2)	30,400,000	8,864,000	-	39,264,000	1,535	33,431
Colony Financial, Inc. (3)	-	750,000	-	750,000	-	14,587
Oakton Ltd. (2)	4,617,960	-	-	4,617,960	84	14,304
Ambuja Cements Ltd. (2) (9)	98,960,919	-	87,156,003	11,804,916	4,496	-
Cambridge Industrial Trust (9)	50,291,000	-	50,291,000	-	457	-
Embarq Corp. (9)	9,263,327	-	9,263,327	-	19,106	-
Fong's Industries Co. Ltd. (9)	36,590,000	-	36,590,000	-	-	-
Fortune Real Estate Investment Trust (9)	52,408,500	-	52,408,500	-	-	-
Frasers Commercial Trust (9)	44,940,001	-	44,940,001	-	440	-
Macquarie Communications Infrastructure Group (9)	27,867,700	-	27,867,700	-	895	-
Macquarie Communications Infrastructure Group (9)	4,539,041	-	4,539,041	-	34	-
Macquarie Infrastructure Group (9)	133,598,374	-	133,598,374	-	7,757	-
Macquarie International Infrastructure Fund Ltd. (9)	83,170,000	-	83,170,000	-	-	-
SBM Offshore NV (9)	9,319,188	-	9,319,188	-	-	-
Singapore Post Private Ltd. (2) (9)	107,025,000	-	46,625,000	60,400,000	4,557	-
TICON Industrial Connection PCL (9)	41,951,000	-	41,951,000	-	-	-
TICON Industrial Connection PCL, warrants, expire 2014 (9)	-	13,983,666	13,983,666	-	-	-

					$164,198	$2,430,079

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $27,246,678,000, which represented 35.33% of the net assets of the fund. This amount includes $27,089,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,450,842,000, which represented 4.47% of the net assets of the fund.

(5) Coupon rate may change periodically.
(6) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(7) Index-linked bond whose principal amount moves with a government retail price index.
(8) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2008; it was not publicly disclosed.
(9) Unaffiliated issuer at 10/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $73,390,076)	$74,460,268
Affiliated issuers (cost: $2,537,723)	2,430,079	$76,890,347
Cash denominated in currencies other than U.S. dollars (cost: $4,080)		4,080
Cash		9,614
Receivables for:
Sales of investments	991,015
Sales of fund's shares	80,816
Dividends and interest	360,609	1,432,440
		78,336,481
Liabilities:
Payables for:
Purchases of investments	1,016,237
Repurchases of fund's shares	126,644
Investment advisory services	14,693
Services provided by affiliates	43,481
Directors' deferred compensation	1,385
Other	5,010	1,207,450
Net assets at October 31, 2009		$77,129,031

Net assets consist of:
Capital paid in on shares of capital stock		$89,395,929
Undistributed net investment income		352,821
Accumulated net realized loss		(13,583,978)
Net unrealized appreciation		964,259
Net assets at October 31, 2009		$77,129,031

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.01 par value (1,662,044 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$56,647,598	1,220,593	$46.41
Class B	3,519,614	75,865	46.39
Class C	8,322,656	179,409	46.39
Class F-1	3,142,187	67,701	46.41
Class F-2	978,977	21,099	46.40
Class 529-A	1,221,274	26,319	46.40
Class 529-B	147,016	3,170	46.38
Class 529-C	459,799	9,914	46.38
Class 529-E	56,541	1,219	46.40
Class 529-F-1	33,125	714	46.41
Class R-1	125,524	2,706	46.38
Class R-2	632,742	13,642	46.38
Class R-3	800,653	17,257	46.40
Class R-4	346,887	7,476	46.40
Class R-5	376,433	8,109	46.42
Class R-6	318,005	6,851	46.42

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $49.24 and $49.23, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $158,118; also includes
$164,198 from affiliates)	$2,285,111
Interest	1,310,612	$3,595,723

Fees and expenses*:
Investment advisory services	190,754
Distribution services	255,789
Transfer agent services	69,870
Administrative services	26,131
Reports to shareholders	4,774
Registration statement and prospectus	10,137
Directors' compensation	642
Auditing and legal	192
Custodian	7,842
State and local taxes	701
Other	3,721
Total fees and expenses before waiver	570,553
Less investment advisory services waiver	3,266
Total fees and expenses after waiver		567,287
Net investment income		3,028,436

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $171; also includes $406,299 net loss from affiliates)	(12,532,669)
Currency transactions	20,852	(12,511,817)
Net unrealized appreciation on:
Investments	19,437,426
Currency translations	6,639	19,444,065
Net realized loss and unrealized appreciation on investments and currency		6,932,248
Net increase in net assets resulting from operations		$9,960,684

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended October 31
	2009	2008
Operations:
Net investment income	$3,028,436	$4,035,765
Net realized (loss) gain on investments and currency transactions	(12,511,817)	19,237
Net unrealized appreciation (depreciation) on investments and currency translations	19,444,065	(42,874,028)
Net increase (decrease) in net assets resulting from operations	9,960,684	(38,819,026)

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income	(3,441,672)	(4,584,311)
Distributions from net realized gain on investments	-	(4,042,060)
Total dividends and distributions paid or accrued to shareholders	(3,441,672)	(8,626,371)

Net capital share transactions	(4,762,774)	9,153,317

Total increase (decrease) in net assets	1,756,238	(38,292,080)

Net assets:
Beginning of year	75,372,793	113,664,873
End of year (including undistributed
net investment income: $352,821 and $637,559, respectively)	$77,129,031	$75,372,793

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend – with higher income distributions every quarter to the extent possible – together with a current yield exceeding that of U.S. stocks generally.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Prior to January 1, 2009, dividends paid to shareholders were declared daily from net investment income and paid to shareholders quarterly. Effective January 1, 2009, the fund no longer declared daily dividends and began to declare and distribute dividends on a periodic basis, usually in March, June, September and December. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks. These risks may be heightened in connection with investments in developing countries.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2009, the fund reclassified $140,663,000 from accumulated net realized loss to undistributed net investment income and $12,165,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$557,441
Capital loss carryforward expiring 2017*	(12,854,600)
Gross unrealized appreciation on investment securities	5,883,084
Gross unrealized depreciation on investment securities	(5,857,943)
Net unrealized appreciation on investment securities	25,141
Cost of investment securities	76,865,206
*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2009			Year ended October 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$2,597,362	$-	$2,597,362	$3,474,759	$2,964,774	$6,439,533
Class B	145,837	-	145,837	199,198	208,829	408,027
Class C	333,808	-	333,808	456,121	478,117	934,238
Class F-1	158,029	-	158,029	252,058	216,992	469,050
Class F-2*	23,817	-	23,817	649	-	649
Class 529-A	51,291	-	51,291	56,066	46,160	102,226
Class 529-B	5,534	-	5,534	6,162	6,376	12,538
Class 529-C	16,511	-	16,511	17,767	18,002	35,769
Class 529-E	2,267	-	2,267	2,554	2,273	4,827
Class 529-F-1	1,482	-	1,482	1,643	1,232	2,875
Class R-1	4,564	-	4,564	5,038	4,894	9,932
Class R-2	21,974	-	21,974	23,202	23,352	46,554
Class R-3	31,906	-	31,906	34,113	29,724	63,837
Class R-4	12,916	-	12,916	12,549	9,805	22,354
Class R-5	28,662	-	28,662	42,432	31,530	73,962
Class R-6†	5,712	-	5,712	-	-	-
Total	$3,441,672	$-	$3,441,672	$4,584,311	$4,042,060	$8,626,371

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $100,000,000 of the fund's monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended October 31, 2009, total investment advisory services fees waived by CRMC were $3,266,000. As a result, the fee shown on the accompanying financial statements of $190,754,000, which was equivalent to an annualized rate of 0.268%, was reduced to $187,488,000, or 0.264% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$119,204	$65,518	Not applicable	Not applicable	Not applicable
Class B	33,948	4,352	Not applicable	Not applicable	Not applicable
Class C	78,222	Included in administrative services	$11,459	$1,522	Not applicable
Class F-1	7,584		3,435	358	Not applicable
Class F-2	Not applicable		485	16	Not applicable
Class 529-A	2,099		952	139	$1,051
Class 529-B	1,324		121	40	133
Class 529-C	3,949		360	96	396
Class 529-E	246		45	7	49
Class 529-F-1	-		27	4	29
Class R-1	1,080		120	40	Not applicable
Class R-2	4,007		799	1,908	Not applicable
Class R-3	3,460		1,033	503	Not applicable
Class R-4	666		362	23	Not applicable
Class R-5	Not applicable		537	16	Not applicable
Class R-6*	Not applicable		66	-†	Not applicable
Total	$255,789	$69,870	$19,801	$4,672	$1,658

*Class R-6 was offered beginning May 1, 2009.
† Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $642,000, shown on the accompanying financial statements, includes $643,000 in current fees (either paid in cash or deferred) and a net decrease of $1,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Telecommunication services	$3,809,414	$2,788,242	*	$-	$6,597,656
Financials	1,932,579	4,641,255	*	-	6,573,834
Consumer staples	4,287,615	901,464	*	-	5,189,079
Utilities	2,473,246	2,695,595	*	-	5,168,841
Energy	1,496,608	3,559,482	*	-	5,056,090
Industrials	1,528,573	2,886,733	*	-	4,415,306
Health care	2,198,665	1,937,701	*	-	4,136,366
Information technology	1,351,528	1,697,959	*	-	3,049,487
Consumer discretionary	809,664	1,645,989	*	-	2,455,653
Materials	333,081	1,825,775	*	-	2,158,856
Miscellaneous	1,016,801	2,510,337	*	-	3,527,138
Preferred stocks	23,730	553,220		-	576,950
Convertible securities	28,697	175,763		-	204,460
Bonds & notes:
Mortgage-backed obligations	-	7,621,868		17,975	7,639,843
Bonds & notes of U.S. government & government agencies	-	5,673,910		-	5,673,910
Corporate bonds & notes	-	5,055,320		-	5,055,320
Other	1,776	4,824,106		-	4,825,882
Short-term securities	-	4,585,676		-	4,585,676
Total	$21,291,977	$55,580,395		$17,975	$76,890,347

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2009 (dollars in thousands):

	Beginning	Net transfers		Net	Net	Ending
	value	into	Net unrealized	purchases	realized	value
	at 11/1/2008	Level 3	appreciation (†)	and sales	loss (†)	at 10/31/2009
Investment securities	$15,047	$112,337	$33,370	$(124,420)	$(18,359)	$17,975

Net unrealized depreciation during the period on Level 3 investment securities held at October 31, 2009 (dollars in thousands) (†):						$(575)

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $27,089,979,000 of investment securities were classified as Level 2 instead of Level 1.

(†) Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2009
Class A	$6,862,281	166,287	$2,702,648	65,760	$(13,150,034)	(322,740)	$(3,585,105)	(90,693)
Class B	202,862	5,032	151,950	3,701	(841,987)	(20,669)	(487,175)	(11,936)
Class C	949,248	22,910	330,977	8,055	(2,242,034)	(55,251)	(961,809)	(24,286)
Class F-1	751,710	18,200	151,672	3,698	(1,704,349)	(41,759)	(800,967)	(19,861)
Class F-2	946,117	22,353	15,154	352	(175,438)	(4,103)	785,833	18,602
Class 529-A	190,087	4,573	56,949	1,383	(146,201)	(3,566)	100,835	2,390
Class 529-B	11,516	286	6,144	149	(15,147)	(369)	2,513	66
Class 529-C	85,169	2,056	18,273	444	(68,975)	(1,678)	34,467	822
Class 529-E	10,680	258	2,517	61	(9,278)	(227)	3,919	92
Class 529-F-1	7,550	180	1,646	40	(7,927)	(191)	1,269	29
Class R-1	31,963	761	5,013	122	(26,350)	(641)	10,626	242
Class R-2	193,887	4,693	24,139	586	(143,166)	(3,489)	74,860	1,790
Class R-3	222,576	5,367	35,131	853	(193,481)	(4,677)	64,226	1,543
Class R-4	151,581	3,580	14,215	345	(88,311)	(2,133)	77,485	1,792
Class R-5	246,841	6,015	29,756	734	(641,048)	(15,598)	(364,451)	(8,849)
Class R-6(2)	275,144	6,725	5,709	130	(153)	(4)	280,700	6,851
Total net increase
(decrease)	$11,139,212	269,276	$3,551,893	86,413	$(19,453,879)	(477,095)	$(4,762,774)	(121,406)

Year ended October 31, 2008
Class A	$13,528,465	233,084	$5,970,821	100,498	$(12,820,585)	(240,213)	$6,678,701	93,369
Class B	713,699	12,283	376,329	6,301	(924,293)	(17,147)	165,735	1,437
Class C	2,513,537	42,921	841,222	14,079	(2,615,364)	(48,785)	739,395	8,215
Class F-1	1,914,480	32,727	394,113	6,631	(2,119,450)	(39,577)	189,143	(219)
Class F-2(3)	130,148	2,693	197	4	(9,116)	(200)	121,229	2,497
Class 529-A	345,677	5,962	100,205	1,690	(124,472)	(2,293)	321,410	5,359
Class 529-B	32,438	561	12,299	206	(14,430)	(265)	30,307	502
Class 529-C	145,645	2,518	34,981	587	(70,505)	(1,286)	110,121	1,819
Class 529-E	15,484	268	4,736	80	(7,605)	(143)	12,615	205
Class 529-F-1	15,716	269	2,798	47	(5,945)	(111)	12,569	205
Class R-1	61,656	1,059	9,577	161	(37,646)	(694)	33,587	526
Class R-2	274,675	4,783	45,274	759	(173,016)	(3,120)	146,933	2,422
Class R-3	397,293	6,893	61,998	1,044	(229,469)	(4,134)	229,822	3,803
Class R-4	158,819	2,769	21,733	367	(76,366)	(1,383)	104,186	1,753
Class R-5	358,985	6,194	65,644	1,109	(167,065)	(3,159)	257,564	4,144
Total net increase
(decrease)	$20,606,717	354,984	$7,941,927	133,563	$(19,395,327)	(362,510)	$9,153,317	126,037

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,682,401,000 and $30,961,937,000, respectively, during the year ended October 31, 2009.

8. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. As of December 7, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 10/31/2009	$42.26	$1.83	$4.40	$6.23	$(2.08)	$-	$(2.08)	$46.41	15.44%	$56,648	.66%	.66%	4.40%
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Class B:
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	-	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413	1.37	1.34	3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371	1.38	1.36	3.01
Class C:
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	-	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616	1.41	1.38	2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867	1.44	1.42	2.94
Class F-1:
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	-	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494	.62	.60	3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141	.68	.65	3.71
Class F-2:
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	-	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/2008	54.90	.43	(12.53)	(12.10)	(.54)	-	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	-	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760	.64	.61	3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458	.71	.68	3.70
Class 529-B:
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	-	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122	1.49	1.46	2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83	1.55	1.53	2.85
Class 529-C:
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	-	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306	1.47	1.45	2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192	1.54	1.52	2.86
Class 529-E:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40	.96	.94	3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25	1.02	1.00	3.38

Class 529-F-1:
Year ended 10/31/2009	$42.26	$1.90	$4.39	$6.29	$(2.14)	$-	$(2.14)	$46.41	15.60%	$33	.51%	.51%	4.55%
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14	.46	.44	3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6	.63	.60	3.78
Class R-1:
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	-	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34	1.50	1.46	2.91
Class R-2:
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	-	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241	1.61	1.44	2.95
Class R-3:
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268	1.00	.98	3.41
Class R-4:
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	-	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70	.70	.68	3.71
Class R-5:
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	-	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292	.39	.37	4.00
Class R-6:
Six months ended 10/31/2009	39.83	1.00	6.55	7.55	(.96)	-	(.96)	46.42	19.10	318	.36 (6)	.36 (6)	4.53 (6)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	43%	30%	24%	26%	20%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2009

Expense example
                                                                                                                                                unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009, through October 31, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2009	Ending account value 10/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,194.59	$3.65	.66%
Class A -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class B -- actual return	1,000.00	1,190.00	7.89	1.43
Class B -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class C -- actual return	1,000.00	1,189.86	8.17	1.48
Class C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class F-1 -- actual return	1,000.00	1,194.69	3.65	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	1,196.19	2.27	.41
Class F-2 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A -- actual return	1,000.00	1,194.20	3.98	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B -- actual return	1,000.00	1,189.32	8.44	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	1,189.42	8.39	1.52
Class 529-C -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E -- actual return	1,000.00	1,192.53	5.58	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 -- actual return	1,000.00	1,195.66	2.82	.51
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 -- actual return	1,000.00	1,189.83	8.00	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-2 -- actual return	1,000.00	1,189.46	8.44	1.53
Class R-2 -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class R-3 -- actual return	1,000.00	1,192.48	5.64	1.02
Class R-3 -- assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-4 -- actual return	1,000.00	1,194.43	3.87	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5 -- actual return	1,000.00	1,196.06	2.27	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 -- actual return	1,000.00	1,191.04	1.98	.36
Class R-6 -- assumed 5% return	1,000.00	1,023.39	1.84	.36

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2009:

Qualified dividend income	$2,377,211,000
Corporate dividends received deduction	$922,657,000
U.S. government income that may be exempt from state taxation	$142,659,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2010. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income, and secondary objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009 (the most recent calendar quarter-end):
	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–5.75%	3.76%	7.07%
Not reflecting CDSC	–1.03	4.08	7.07

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–2.01	4.03	5.81
Not reflecting CDSC	–1.06	4.03	5.81

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–0.29	4.84	6.61

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–0.06	—	–7.93

Class 529-A shares3 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–6.07	3.57	6.00
Not reflecting maximum sales charge	–0.34	4.81	6.83

Class 529-B shares1,3 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–5.84	3.63	5.86
Not reflecting CDSC	–1.12	3.95	5.86

Class 529-C shares3 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–2.06	3.96	5.94
Not reflecting CDSC	–1.11	3.96	5.94

Class 529-E shares2,3 — first sold 3/1/02	–0.61	4.49	6.29

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–0.14	4.97	7.58

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Joseph C. Berenato, 63	2005	Chairman and CEO, Ducommun Incorporated
		(aerospace components manufacturer)

H. Frederick Christie, 76	1987	Private investor; former President and CEO, The
Chairman of the Board		Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Robert J. Denison, 68	2005	Chair, First Security Management (private investment)

Mary Anne Dolan,4 62	2010	Founder and President, MAD Ink (communications
		company); former Editor-In-Chief, The Los Angeles
		Herald Examiner

R. Clark Hooper,4 63	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting); former Executive
		Vice President — Policy and Oversight, NASD

Koichi Itoh, 69	2005	Executive Chairman of the Board, Itoh Building Co.,
		Ltd. (building management); former President,
		Autosplice KK (electronics)

Merit E. Janow, 51	2001	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Leonade D. Jones,4 62	2010	Co-founder, VentureThink LLC (developed and
		managed e-commerce businesses) and Versura Inc.
		(education loan exchange); former Treasurer, The
		Washington Post Company

Gail L. Neale, 74	1987	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit
		organizations)

Robert J. O’Neill, Ph.D., 73	1992	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chairman, Academic Advisory Committee, United
		States Studies Centre, University of Sydney,
		Australia; Chairman of Directors, Forty Seven Friends
		Pty Ltd (a not-for-profit supporting a local art and craft
		center in Australia); former Planning Director and
		acting CEO, United States Studies Centre, University
		of Sydney, Australia; former Deputy Chairman of the
		Council and Chairman of the International Advisory
		Panel, Graduate School of Government, University of
		Sydney, Australia; former Chairman of the Council,
		Australian Strategic Policy Institute; former Chichele
		Professor of the History of War and Fellow, All Souls
		College, University of Oxford; former Chairman of the
		Council, International Institute for Strategic Studies

Donald E. Petersen, 83	1992	Retired; former Chairman of the Board and CEO,
		Ford Motor Company

Stefanie Powers, 67	1989–1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation
		consultant to Land Rover and Jaguar North America;
		author of The Jaguar Conservation Trust

Christopher E. Stone, 53	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 60	2001	President and Professor of Anthropology, The
		University of Tulsa; former President and Professor of
		Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 85	1987	Senior Economic Adviser and Corporate Chair in
		International Economics, The RAND Corporation;
		former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Joseph C. Berenato, 63	6	None

H. Frederick Christie, 76	3	AECOM Technology Corporation; DineEquity, Inc;
Chairman of the Board		Ducommun Incorporated; SouthWest Water Company
(Independent and Non-Executive)

Robert J. Denison, 68	7	None

Mary Anne Dolan,4 62	9	None

R. Clark Hooper,4 63	20	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 69	6	None

Merit E. Janow, 51	17	The NASDAQ Stock Market, LLC;
		Trimble Navigation Limited

Leonade D. Jones,4 62	9	None

Gail L. Neale, 74	5	None

Robert J. O’Neill, Ph.D., 73	3	None

Donald E. Petersen, 83	2	None

Stefanie Powers, 67	3	None

Christopher E. Stone, 53	6	None

Steadman Upham, Ph.D., 60	17	None

Charles Wolf, Jr., Ph.D., 85	2	None

Mary Myers Kauppila retired from the board on September 1, 2009. The directors thank Mrs. Kauppila for her dedication and service to the fund.

See page 36 for footnotes.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James B. Lovelace,6 53	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.7

Joyce E. Gordon,4 53	1996	Senior Vice President — Capital Research Global
		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” directors5

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James B. Lovelace,6 53	3	None
Vice Chairman of the Board

Joyce E. Gordon,4 53	2	None

Catherine M. Ward will retire from the board on December 31, 2009. The directors thank Ms. Ward for her dedication and service to the fund.

Founding chairman emeritus

Jon B. Lovelace,6 82	Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Mark R. Macdonald, 50	2001	Senior Vice President — Fixed Income, Capital
Executive Vice President		Research and Management Company; Director,
		Capital Research and Management Company

Michael J. Thawley, 59	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;7 former Australian
		Ambassador to the United States

David A. Hoag, 44	2006	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

David M. Riley, 42	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Donald H. Rolfe, 37	2008	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Vincent P. Corti, 53	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 38	2001	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 37	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Neal F. Wellons, 38	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4Mary Anne Dolan, Joyce E. Gordon, R. Clark Hooper and Leonade D. Jones were elected to the board by the fund’s shareholders effective January 1, 2010.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6James B. Lovelace is the son of Jon B. Lovelace.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2009, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
>Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-912-1209P

Litho in USA BAG/Q/8054-S20665

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Charles Wolf, Jr., a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$119,000
2009	$125,000

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$8,000
2009	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	None
2009	$15,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $8,000 for fiscal year 2008 and $25,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Capital Income Builder®
Investment portfolio

October 31, 2009

Common stocks — 62.66%	Shares	Value (000)

TELECOMMUNICATION SERVICES — 8.56%
AT&T Inc.	52,431,230	$1,345,910
Verizon Communications Inc.	33,541,700	992,499
América Móvil, SAB de CV, Series L (ADR)	18,738,000	826,908
CenturyTel, Inc.1	19,053,597	618,480
Koninklijke KPN NV2	27,589,050	500,815
Telefónica, SA2	17,460,000	487,955
Telekom Austria AG, non-registered shares2	15,492,711	254,001
Singapore Telecommunications Ltd.2	115,233,500	238,989
Belgacom SA2	6,034,800	226,636
Vodafone Group PLC2	75,200,000	166,638
Telekomunikacja Polska SA2	25,467,566	149,223
France Télécom SA2	5,743,000	142,179
Türk Telekomünikasyon AS, Class D2	46,737,000	141,060
Advanced Info Service PCL2	50,509,000	129,263
Taiwan Mobile Co., Ltd.2	33,484,516	59,551
DiGi.Com Bhd.2	8,852,000	56,546
Philippine Long Distance Telephone Co.2	1,053,250	56,359
Telecom Italia SpA, nonvoting2	46,468,726	51,253
StarHub Ltd2	25,787,250	34,545
Telkom SA Ltd.2	5,227,300	28,929
OJSC Mobile TeleSystems (ADR)	565,500	25,617
MTN Group Ltd.2	1,495,800	22,352
BT Group PLC2	10,000,000	21,383
China Mobile Ltd.2	2,000,000	18,729
Far EasTone Telecommunications Co., Ltd.2	1,634,111	1,836
		6,597,656

FINANCIALS — 8.52%
Banco Santander, SA2	82,073,972	1,322,796
BNP Paribas SA2	6,312,291	475,461
Banco Bradesco SA, preferred nominative	22,083,300	434,500
HSBC Holdings PLC (Hong Kong)2	26,741,178	292,962
HSBC Holdings PLC (United Kingdom)2	9,728,436	107,824
Hang Seng Bank Ltd.2	24,991,100	354,651
Westpac Banking Corp.2	15,251,722	354,634
Bank of China Ltd., Class H2	574,785,000	331,360
JPMorgan Chase & Co.	6,145,000	256,677
Royal Bank of Canada	4,396,111	222,917
Industrial and Commercial Bank of China Ltd., Class H2	257,486,000	204,820
Bank of Nova Scotia	4,847,200	202,957
HCP, Inc.	6,680,500	197,676
Sampo Oyj, Class A2	6,873,962	164,753
Société Générale2	2,403,118	159,817
Itaú Unibanco Holding SA, preferred nominative	7,483,630	142,728
Admiral Group PLC2	7,584,570	127,701
CapitaMall Trust, units2	112,596,592	126,135
Prudential PLC2	10,222,231	92,896
Westfield Group2	8,249,175	88,171
Equity Residential, shares of beneficial interest	2,755,800	79,587
S P Setia Bhd.1,2	58,027,000	65,341
Arthur J. Gallagher & Co.	2,903,589	64,779
Bank of the Philippine Islands2	57,933,564	55,925
Wells Fargo & Co.	1,970,000	54,214
Starwood Property Trust, Inc.1	2,675,000	53,848
Bank of New York Mellon Corp.	1,924,536	51,308
Weingarten Realty Investors	2,634,750	48,743
Sun Hung Kai Properties Ltd.2	2,925,000	44,365
Kimco Realty Corp.	3,103,500	39,228
Champion Real Estate Investment Trust2	89,272,000	37,518
TrygVesta A/S2	514,300	37,119
Frasers Centrepoint Trust1,2	39,264,000	33,431
Unibail-Rodamco SE, non-registered shares2	150,000	33,255
United Bankshares, Inc.	1,775,000	31,684
SM Prime Holdings, Inc.2	125,000,000	25,618
Eurobank Properties REIT2	1,950,000	24,587
CapitaRetail China Trust2	30,837,000	24,468
Kerry Properties Ltd.2	4,240,696	23,809
ProLogis, shares of beneficial interest	1,750,000	19,827
CapitaCommercial Trust2	26,272,300	19,774
Colony Financial, Inc.1,3	750,000	14,587
Banco Bilbao Vizcaya Argentaria, SA2	672,677	12,064
Fannie Mae3	10,000,000	10,800
Freddie Mac3	5,300,000	6,519
		6,573,834

CONSUMER STAPLES — 6.73%
Philip Morris International Inc.	30,030,800	1,422,259
PepsiCo, Inc.	10,980,000	664,839
Nestlé SA2	10,975,000	511,070
Coca-Cola Co.	8,972,000	478,297
Kraft Foods Inc., Class A	13,527,870	372,287
Altria Group, Inc.	19,755,000	357,763
Kellogg Co.	5,349,000	275,687
Diageo PLC2	14,085,000	229,918
Sara Lee Corp.	16,840,600	190,130
Reynolds American Inc.	3,480,000	168,710
Clorox Co.	1,685,000	99,803
Kimberly-Clark Corp.	1,500,000	91,740
H.J. Heinz Co.	2,000,000	80,480
Foster’s Group Ltd.2	13,500,000	65,671
ConAgra Foods, Inc.	3,000,000	63,000
Imperial Tobacco Group PLC2	1,390,000	41,027
SABMiller PLC2	1,050,000	27,617
Nestlé India Ltd.2	480,000	26,161
Procter & Gamble Co.	390,000	22,620
		5,189,079

UTILITIES — 6.70%
GDF Suez2	16,302,320	683,129
Exelon Corp.	9,601,500	450,886
Dominion Resources, Inc.	11,251,980	383,580
Scottish and Southern Energy PLC2	20,452,784	362,654
Hongkong Electric Holdings Ltd.2	65,466,500	349,786
FirstEnergy Corp.	7,755,500	335,658
Fortum Oyj2	11,366,230	269,292
Veolia Environnement2	8,245,682	268,830
Gas Natural SDG, SA2	10,854,000	218,305
PPL Corp.	7,246,893	213,349
RWE AG2	2,400,000	210,414
Public Service Enterprise Group Inc.	6,865,700	204,598
Southern Co.	5,500,000	171,545
Progress Energy, Inc.	3,875,000	145,429
Ameren Corp.	4,816,420	117,232
Xcel Energy Inc.	5,516,000	104,032
DTE Energy Co.	2,750,000	101,695
FPL Group, Inc.	2,000,000	98,200
SUEZ Environnement Co.2	3,837,375	85,497
Cheung Kong Infrastructure Holdings Ltd.2	20,671,000	73,698
Entergy Corp.	752,500	57,732
E.ON AG2	1,500,000	57,407
Electricité de France SA2	850,989	47,385
Electricity Generating PCL2	19,226,428	42,981
Consolidated Edison, Inc.	900,000	36,612
NiSource Inc.	2,289,307	29,578
National Grid PLC2	2,632,652	26,217
Pinnacle West Capital Corp.	738,200	23,120
		5,168,841

ENERGY — 6.56%
Royal Dutch Shell PLC, Class A (ADR)	9,328,000	554,177
Royal Dutch Shell PLC, Class B2	5,067,187	147,013
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	108,540
Royal Dutch Shell PLC, Class A2	3,055,000	90,976
BP PLC2	94,932,042	895,435
Sasol Ltd.2	22,431,827	836,568
Eni SpA2	28,260,866	701,552
Eni SpA (ADR)	912,492	45,241
ConocoPhillips	8,257,970	414,385
Woodside Petroleum Ltd.2	7,880,000	330,590
TOTAL SA2	3,756,000	223,939
TOTAL SA (ADR)	600,000	36,042
Enbridge Inc.	3,523,468	137,228
OAO LUKOIL (ADR)2	2,240,800	129,474
Husky Energy Inc.	4,850,000	127,903
StatoilHydro ASA2	3,500,532	83,188
China National Offshore Oil Corp.2	44,764,000	67,119
PetroChina Co. Ltd., Class H2	44,418,000	53,628
Spectra Energy Corp	2,783,220	53,215
Chevron Corp.	259,700	19,877
		5,056,090

INDUSTRIALS — 5.73%
Siemens AG2	6,126,000	552,705
Geberit AG2	1,718,000	285,023
United Technologies Corp.	4,355,000	267,615
Eaton Corp.	4,321,000	261,204
MAp Group1,2	93,268,737	238,404
Lockheed Martin Corp.	3,183,000	218,959
Schneider Electric SA2	2,034,500	211,585
FirstGroup PLC1,2	31,300,000	192,962
Singapore Technologies Engineering Ltd.2	91,974,000	185,762
Leighton Holdings Ltd.2	5,728,928	180,478
Burlington Northern Santa Fe Corp.	1,803,000	135,802
Waste Management, Inc.	4,150,000	124,002
Emerson Electric Co.	3,165,000	119,479
ASSA ABLOY AB, Class B2	6,460,000	115,394
Hays PLC1,2	71,032,000	114,103
CSX Corp.	2,605,000	109,879
Robert Half International Inc.	4,360,000	101,152
AB Volvo, Class B2	10,062,000	97,187
De La Rue PLC1,2	6,374,619	95,600
Österreichische Post AG2	2,872,569	84,005
General Electric Co.	5,230,000	74,580
Norfolk Southern Corp.	1,540,000	71,795
Uponor Oyj2	3,480,800	63,205
Spirax-Sarco Engineering PLC2	3,045,391	54,392
Transport International Holdings Ltd.2	18,625,900	52,482
Société BIC SA2	690,000	48,080
BELIMO Holding AG1,2	42,250	43,314
AB SKF, Class B2	2,670,000	43,177
Singapore Post Private Ltd.2	60,400,000	40,540
Seco Tools AB, Class B2	2,702,640	36,315
Go-Ahead Group PLC2	1,525,000	35,522
Hopewell Highway Infrastructure Ltd.2	46,145,630	27,798
Steelcase Inc., Class A	4,440,000	25,619
Jiangsu Expressway Co. Ltd., Class H2	26,436,000	23,455
IMI PLC2	3,060,000	21,654
SIA Engineering Co. Ltd.2	8,617,000	17,139
Pfeiffer Vacuum Technology AG, non-registered shares2	215,000	16,190
Watsco, Inc.	285,000	14,598
DCC PLC2	390,000	10,262
Seaspan Corp.	449,100	3,889
		4,415,306

HEALTH CARE — 5.36%
Merck & Co., Inc.	28,266,100	874,270
Bayer AG2	8,184,000	567,577
Novartis AG2	8,565,000	447,563
Roche Holding AG2	2,721,000	436,730
Johnson & Johnson	6,500,000	383,825
Bristol-Myers Squibb Co.	16,450,000	358,610
Pfizer Inc	20,000,000	340,600
Abbott Laboratories	3,520,000	178,006
GlaxoSmithKline PLC2	6,792,000	139,701
Orion Oyj, Class B2	5,837,194	111,074
Sonic Healthcare Ltd.2	7,459,270	92,223
Schering-Plough Corp.	2,246,600	63,354
Takeda Pharmaceutical Co. Ltd.2	1,460,000	58,735
Daiichi Sankyo Co., Ltd.2	2,650,000	52,462
Oriola-KD Oyj, Class B2	4,205,677	22,137
Clínica Baviera, SA2,3	790,430	9,499
		4,136,366

INFORMATION TECHNOLOGY — 3.95%
Taiwan Semiconductor Manufacturing Co. Ltd.2	275,461,272	499,375
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	10,455,599	99,746
Microsoft Corp.	15,321,800	424,874
Delta Electronics, Inc.2	74,564,430	207,337
Redecard SA, ordinary nominative	13,737,600	204,520
HTC Corp.2	20,106,975	200,379
MediaTek Inc.2	13,126,446	185,222
Paychex, Inc.	5,480,000	155,687
Acer Inc.2	59,938,444	141,427
Automatic Data Processing, Inc.	3,500,000	139,300
Maxim Integrated Products, Inc.	8,290,700	138,206
Intel Corp.	6,957,200	132,952
Wincor Nixdorf AG1,2	2,150,312	125,865
Canon, Inc.2	2,523,800	94,745
Halma PLC2	15,195,069	56,731
Xilinx, Inc.	2,585,900	56,243
Murata Manufacturing Co., Ltd.2	1,101,900	54,329
Siliconware Precision Industries Co., Ltd.2	40,070,300	53,371
Spectris PLC2	2,864,765	31,807
Neopost SA2	310,200	27,204
Oakton Ltd.1,2	4,617,960	14,304
Renishaw PLC2	655,000	5,863
		3,049,487

CONSUMER DISCRETIONARY — 3.18%
OPAP SA1,2	16,421,040	420,092
McDonald’s Corp.	4,120,000	241,473
Esprit Holdings Ltd.2	34,501,800	225,886
Johnson Controls, Inc.	9,077,990	217,146
Toyota Motor Corp.2	3,297,000	130,514
Mattel, Inc.	6,710,000	127,020
Industria de Diseño Textil, SA2	1,985,599	116,699
Daimler AG2	2,261,400	110,217
Greene King PLC1,2	13,877,742	90,021
Yue Yuen Industrial (Holdings) Ltd.2	31,731,500	88,139
Limited Brands, Inc.	5,000,000	88,000
British Sky Broadcasting Group PLC2	9,849,000	85,997
Kingfisher PLC2	18,845,000	69,045
Leggett & Platt, Inc.	2,490,000	48,132
Genuine Parts Co.	1,280,000	44,787
DSG international PLC2,3	85,412,161	42,876
Li & Fung Ltd.2	9,530,000	39,468
Ekornes ASA1,2	1,980,425	36,807
Intercontinental Hotels Group PLC2	2,412,352	30,940
Bijou Brigitte modische Accessoires AG2	182,900	29,644
Halfords Group PLC2	4,590,000	29,506
Kesa Electricals PLC2	13,430,200	29,190
Carnival Corp., units	1,000,000	29,120
Marks and Spencer Group PLC2	4,780,000	26,826
Headlam Group PLC2	2,938,547	14,990
Aristocrat Leisure Ltd.2	3,791,027	14,977
Fairfax Media Ltd.2	10,000,000	14,155
Autoliv AB	416,500	13,986
		2,455,653

MATERIALS — 2.80%
Akzo Nobel NV2	8,673,000	513,189
Koninklijke DSM NV2	8,539,000	374,068
Israel Chemicals Ltd.2	26,930,907	314,641
RPM International, Inc.1	8,340,000	146,951
Symrise AG1,2	6,835,085	125,969
Fletcher Building Ltd.2	21,176,596	124,845
Impala Platinum Holdings Ltd.2	4,420,000	96,072
Packaging Corp. of America	5,000,000	91,400
CRH PLC2	3,486,962	85,155
OneSteel Ltd.2	25,809,715	69,825
Weyerhaeuser Co.	1,500,000	54,510
Worthington Industries, Inc.	3,639,800	40,220
Lafarge Malayan Cement Bhd.2	22,590,530	39,986
voestalpine AG2	900,000	30,714
Rautaruukki Oyj2	1,431,029	29,191
Ambuja Cements Ltd.2	11,804,916	22,120
		2,158,856

MISCELLANEOUS — 4.57%
Other common stocks in initial period of acquisition		3,527,138

Total common stocks (cost: $47,138,147,000)		48,328,306

Preferred stocks — 0.75%

FINANCIALS — 0.65%
Barclays Bank PLC 7.434%4,5	38,889,000	36,361
Barclays Bank PLC 14.00%5	10,395,000	22,470
Barclays Bank PLC 8.55%4,5	6,011,000	5,801
Barclays Bank PLC 6.86%4,5	4,687,000	3,867
Barclays Bank PLC, Series 1, 6.278% noncumulative5	3,200,000	2,508
Barclays Bank PLC 7.375%4,5	458,000	419
PNC Preferred Funding Trust I 6.517%4,5	53,100,000	37,553
PNC Preferred Funding Trust III 8.70%4,5	32,000,000	31,930
Wells Fargo & Co. 7.98%5	47,224,000	44,450
Wachovia Capital Trust III 5.80%5	21,932,000	15,912
Banco Santander, SA, Series 10, 10.50%3	1,748,757	47,990
JPMorgan Chase & Co., Series I, 7.90%5	44,025,000	44,410
Banco Bilbao Vizcaya Argentaria, SA, 5.919%5	51,660,000	41,387
Mizuho Capital Investment (USD) 2 Ltd. 14.95%4,5	25,000,000	31,482
AXA SA, Series B, 6.379%4,5	28,500,000	24,581
BNP Paribas 7.195%4,5	26,500,000	24,512
QBE Capital Funding II LP 6.797%4,5	28,900,000	23,549
Public Storage, Inc., Series F, 6.45%	1,000,000	21,250
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative4	7,031,000	7,043
SMFG Preferred Capital USD 3 Ltd. 9.50%4,5	6,029,000	6,617
Société Générale 5.922%4,5	12,805,000	10,194
Fannie Mae, Series S, 8.25% noncumulative3	2,000,000	2,325
Fannie Mae, Series O, 0%3,4,5	874,555	1,924
Fannie Mae, Series P, 4.50% noncumulative3	1,600,000	1,280
Fannie Mae, Series E, 5.10%3	608,441	1,027
Fannie Mae, Series L, 5.125%3	570,000	832
Freddie Mac, Series V, 5.57%3	3,485,635	3,703
Freddie Mac, Series Z, 8.375%3	2,041,640	2,271
Freddie Mac, Series W, 5.66%3	650,000	658
Freddie Mac, Series Y, 6.55%3	350,250	368
		498,674

U.S. GOVERNMENT AGENCY SECURITIES — 0.08%
CoBank, ACB, Series C, 11.00%4	1,120,000	52,325
US AgBank 6.11%4,5	13,000,000	7,926
		60,251

UTILITIES — 0.02%
Alabama Power Co. 5.625%	800,000	18,025

Total preferred stocks (cost: $869,512,000)		576,950

	Shares or
Convertible securities — 0.27%	principal amount

UTILITIES — 0.05%
PG&E Corp. 9.50% convertible notes 2010	$14,000,000	38,045

CONSUMER DISCRETIONARY — 0.03%
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	473,600	13,687
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	88,000	11,008
		24,695

FINANCIALS — 0.02%
Digital Realty Trust, Inc. 5.50% convertible debentures 20294	$4,050,000	4,997
Fannie Mae, Series 2004-1, 5.375% convertible preferred3	240	1,200
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred3	1,352,000	2,163
Washington Mutual, Inc., Series R, 7.75% noncumulative convertible preferred3	76,628	1,839
		10,199

MISCELLANEOUS — 0.17%
Other convertible securities in initial period of acquisition		131,521

Total convertible securities (cost: $315,872,000)		204,460

	Principal amount
Bonds & notes — 30.07%	(000)

MORTGAGE-BACKED OBLIGATIONS6 — 9.90%
Fannie Mae 4.89% 2012	$25,000	26,388
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	30,000	32,225
Fannie Mae 4.00% 2015	11,208	11,569
Fannie Mae 11.00% 2015	384	437
Fannie Mae 7.00% 2016	47	50
Fannie Mae 11.00% 2016	165	191
Fannie Mae 5.00% 2017	114	122
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	7,610	8,180
Fannie Mae 5.00% 2018	19,588	20,909
Fannie Mae 5.00% 2018	1,271	1,356
Fannie Mae 11.00% 2018	352	406
Fannie Mae 4.00% 2019	28,638	29,823
Fannie Mae 4.50% 2019	22,556	23,793
Fannie Mae 4.50% 2019	17,729	18,707
Fannie Mae 4.50% 2019	13,489	14,231
Fannie Mae 5.50% 2019	2,346	2,525
Fannie Mae 4.50% 2020	25,095	26,472
Fannie Mae 4.50% 2020	2,048	2,160
Fannie Mae 5.50% 2020	5,620	6,048
Fannie Mae 11.00% 2020	84	96
Fannie Mae 4.50% 2021	70,941	74,699
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	15,581
Fannie Mae 6.00% 2021	5,388	5,803
Fannie Mae 6.00% 2021	728	784
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	32,654	33,696
Fannie Mae 5.50% 2022	14,603	15,548
Fannie Mae 5.50% 2022	11,369	12,104
Fannie Mae 5.50% 2022	4,318	4,597
Fannie Mae 10.50% 2022	179	207
Fannie Mae 5.00% 2023	31,505	33,246
Fannie Mae 5.00% 2023	16,182	17,076
Fannie Mae 5.00% 2023	15,377	16,226
Fannie Mae 5.00% 2023	13,352	14,090
Fannie Mae 5.00% 2023	11,502	12,138
Fannie Mae 5.00% 2023	10,739	11,332
Fannie Mae 5.00% 2023	9,921	10,469
Fannie Mae 5.00% 2023	8,919	9,427
Fannie Mae 5.00% 2023	6,533	6,894
Fannie Mae 5.50% 2023	34,238	36,463
Fannie Mae 4.00% 2024	233,672	238,383
Fannie Mae 4.00% 2024	77,612	79,134
Fannie Mae 4.00% 2024	59,179	60,340
Fannie Mae 4.00% 2024	48,242	49,214
Fannie Mae 4.00% 2024	48,157	49,128
Fannie Mae 4.00% 2024	47,755	48,692
Fannie Mae 4.00% 2024	47,473	48,430
Fannie Mae 4.00% 2024	43,679	44,560
Fannie Mae 4.00% 2024	38,290	39,062
Fannie Mae 4.00% 2024	29,327	29,918
Fannie Mae 4.50% 2024	70,553	73,431
Fannie Mae 4.50% 2024	49,227	51,235
Fannie Mae 4.50% 2024	48,517	50,480
Fannie Mae 4.50% 2024	45,021	46,843
Fannie Mae 4.50% 2024	44,086	45,870
Fannie Mae 4.50% 2024	27,138	28,245
Fannie Mae 4.50% 2024	19,567	20,365
Fannie Mae 4.50% 2024	19,448	20,241
Fannie Mae 4.50% 2024	17,796	18,522
Fannie Mae 4.50% 2024	16,627	17,305
Fannie Mae 5.00% 2024	41,795	44,144
Fannie Mae 5.50% 2024	85,275	90,871
Fannie Mae 6.00% 2024	25,654	27,382
Fannie Mae 6.00% 2024	544	583
Fannie Mae 6.00% 2026	63,299	67,564
Fannie Mae 6.00% 2026	8,066	8,609
Fannie Mae 6.00% 2027	143,261	152,914
Fannie Mae 6.50% 2027	3,902	4,199
Fannie Mae 6.00% 2028	5,070	5,412
Fannie Mae 6.00% 2028	4,306	4,589
Fannie Mae 6.00% 2028	2,811	3,000
Fannie Mae 6.00% 2028	2,572	2,741
Fannie Mae 5.50% 2029	80,703	85,368
Fannie Mae 7.50% 2029	54	60
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	2,429	2,604
Fannie Mae 7.50% 2031	174	192
Fannie Mae 7.50% 2031	31	34
Fannie Mae 5.50% 2033	7,547	7,986
Fannie Mae 5.50% 2033	2,802	2,965
Fannie Mae 5.50% 2034	13,130	13,883
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	12,511	13,379
Fannie Mae 5.50% 2035	9,162	9,686
Fannie Mae 6.50% 2035	15,667	16,968
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	11,508	9,722
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	8,136	6,854
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,917	1,613
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,715	1,416
Fannie Mae, Series 2006-65, Class PF, 0.524% 20365	11,702	11,531
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	21,534	22,771
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	58,410	62,580
Fannie Mae 6.00% 2036	54,748	58,583
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	51,044	54,511
Fannie Mae 6.00% 2036	41,963	44,876
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	38,630	41,749
Fannie Mae 6.00% 2036	37,728	40,294
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	34,610	37,103
Fannie Mae 6.00% 2036	25,044	26,798
Fannie Mae 6.00% 2036	15,589	16,681
Fannie Mae 6.00% 2036	12,392	13,260
Fannie Mae 6.00% 2036	3,659	3,921
Fannie Mae 7.00% 2036	2,936	3,207
Fannie Mae 7.50% 2036	2,031	2,207
Fannie Mae, Series 2007-114, Class A7, 0.444% 20372,5	20,000	17,975
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	69,451	74,259
Fannie Mae 5.284% 20375	6,859	7,232
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	52,457	56,250
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	15,623	16,538
Fannie Mae 5.97% 20375	2,665	2,829
Fannie Mae 6.00% 2037	25,856	27,526
Fannie Mae 6.00% 2037	17,854	19,093
Fannie Mae 6.00% 2037	17,843	19,082
Fannie Mae 6.00% 2037	11,964	12,795
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	7,770	8,331
Fannie Mae 6.428% 20375	2,867	3,050
Fannie Mae 6.50% 2037	30,234	32,508
Fannie Mae 6.50% 2037	18,671	20,075
Fannie Mae 6.50% 2037	13,523	14,540
Fannie Mae 6.50% 2037	12,699	13,622
Fannie Mae 6.50% 2037	3,262	3,508
Fannie Mae 6.50% 2037	2,409	2,591
Fannie Mae 6.50% 2037	1,995	2,145
Fannie Mae 6.656% 20375	2,617	2,785
Fannie Mae 7.00% 2037	49,439	54,004
Fannie Mae 7.00% 2037	979	1,069
Fannie Mae 7.00% 2037	411	449
Fannie Mae 7.50% 2037	10,359	11,255
Fannie Mae 7.50% 2037	5,122	5,622
Fannie Mae 7.50% 2037	2,967	3,224
Fannie Mae 7.50% 2037	1,931	2,098
Fannie Mae 7.50% 2037	1,667	1,801
Fannie Mae 7.50% 2037	620	670
Fannie Mae 7.50% 2037	347	377
Fannie Mae 4.50% 2038	94,211	95,450
Fannie Mae 5.00% 2038	43,098	44,735
Fannie Mae 5.131% 20385	17,313	18,169
Fannie Mae 5.373% 20385	23,433	24,895
Fannie Mae 5.454% 20385	14,247	15,152
Fannie Mae 5.50% 2038	143,012	150,791
Fannie Mae 5.50% 2038	59,255	62,469
Fannie Mae 5.50% 2038	46,461	48,988
Fannie Mae 5.50% 2038	40,423	42,634
Fannie Mae 5.50% 2038	28,244	29,859
Fannie Mae 5.50% 2038	28,242	29,774
Fannie Mae 5.50% 2038	22,853	24,160
Fannie Mae 5.50% 2038	18,201	19,242
Fannie Mae 5.50% 2038	16,320	17,222
Fannie Mae 5.50% 2038	12,255	12,956
Fannie Mae 5.50% 2038	11,403	12,022
Fannie Mae 5.50% 2038	5,328	5,632
Fannie Mae 5.549% 20385	2,466	2,615
Fannie Mae 6.00% 2038	95,089	101,230
Fannie Mae 6.00% 2038	77,934	82,918
Fannie Mae 6.00% 2038	47,579	50,651
Fannie Mae 6.00% 2038	15,299	16,287
Fannie Mae 6.00% 2038	11,156	11,877
Fannie Mae 6.50% 2038	41,361	44,468
Fannie Mae 6.50% 2038	26,395	28,380
Fannie Mae 6.50% 2038	16,591	17,837
Fannie Mae 7.00% 2038	1,556	1,699
Fannie Mae 3.58% 20395	13,749	13,989
Fannie Mae 3.618% 20395	25,215	25,968
Fannie Mae 3.62% 20392,5	21,285	21,882
Fannie Mae 3.625% 20395	9,868	10,164
Fannie Mae 3.625% 20395	7,684	7,898
Fannie Mae 3.645% 20395	19,778	20,369
Fannie Mae 3.70% 20392,5	13,760	14,137
Fannie Mae 3.76% 20395	9,897	10,228
Fannie Mae 3.761% 20395	21,936	22,660
Fannie Mae 3.84% 20392,5	10,000	10,325
Fannie Mae 3.85% 20395	9,663	10,010
Fannie Mae 3.861% 20395	16,107	16,696
Fannie Mae 3.90% 20392,5	22,585	23,371
Fannie Mae 3.913% 20395	5,980	6,198
Fannie Mae 3.914% 20395	9,843	10,142
Fannie Mae 3.95% 20395	3,000	3,111
Fannie Mae 3.951% 20395	12,872	13,359
Fannie Mae 4.00% 20392,5	9,600	9,972
Fannie Mae 5.126% 20395	8,403	8,911
Fannie Mae 5.50% 2039	18,279	19,268
Fannie Mae 6.00% 2039	29,776	31,680
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	340	367
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	256	286
Fannie Mae 7.00% 2047	4,565	4,950
Freddie Mac 6.00% 2017	249	269
Freddie Mac 4.50% 2018	3,658	3,861
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,610
Freddie Mac 5.50% 2019	7,364	7,937
Freddie Mac, Series 2642, Class BL, 3.50% 2023	7,731	7,829
Freddie Mac, Series 2626, Class NG, 3.50% 2023	4,152	4,210
Freddie Mac 4.50% 2023	42,650	44,439
Freddie Mac 5.50% 2023	16,766	17,872
Freddie Mac 6.00% 2023	9,062	9,752
Freddie Mac, Series 1617, Class PM, 6.50% 2023	3,040	3,372
Freddie Mac 4.50% 2024	28,759	29,923
Freddie Mac 5.00% 2024	35,825	37,907
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	4,444	3,928
Freddie Mac 6.00% 2026	20,531	21,950
Freddie Mac 6.00% 2026	19,567	20,919
Freddie Mac 5.50% 2027	36,296	38,477
Freddie Mac 6.00% 2027	15,980	17,084
Freddie Mac 6.50% 2027	20,212	21,757
Freddie Mac 6.50% 2027	17,939	19,310
Freddie Mac 5.50% 2028	52,089	55,303
Freddie Mac, Series 2153, Class GG, 6.00% 2029	5,755	6,189
Freddie Mac, Series 2122, Class QM, 6.25% 2029	11,064	11,864
Freddie Mac 6.50% 2032	3,217	3,484
Freddie Mac 7.50% 2032	1,447	1,590
Freddie Mac, Series 3061, Class PN, 5.50% 2035	19,304	20,733
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	19,670	17,286
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	12,065	9,642
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	5,077	4,314
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	5,007	4,240
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	4,448	3,780
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	2,814	2,410
Freddie Mac, Series 3156, Class NG, 6.00% 2036	46,460	50,295
Freddie Mac, Series 3286, Class JN, 5.50% 2037	32,705	34,519
Freddie Mac 5.50% 2037	20,795	22,015
Freddie Mac 5.715% 20375	18,768	19,970
Freddie Mac 5.885% 20375	9,107	9,651
Freddie Mac, Series 3271, Class OA, 6.00% 2037	31,132	33,713
Freddie Mac 6.00% 2037	529	566
Freddie Mac 6.242% 20375	7,930	8,438
Freddie Mac 5.00% 2038	23,842	24,756
Freddie Mac 5.00% 2038	16,518	17,142
Freddie Mac 5.00% 2038	15,588	16,186
Freddie Mac 5.00% 2038	14,814	15,383
Freddie Mac 5.00% 2038	14,277	14,825
Freddie Mac 5.00% 2038	7,023	7,293
Freddie Mac 5.00% 2038	5,026	5,218
Freddie Mac 5.00% 2038	3,301	3,428
Freddie Mac 5.00% 2038	2,902	3,014
Freddie Mac 5.00% 2038	2,524	2,624
Freddie Mac 5.00% 2038	1,398	1,452
Freddie Mac 5.00% 2038	70	72
Freddie Mac 5.054% 20385	9,051	9,546
Freddie Mac 5.50% 2038	72,045	75,953
Freddie Mac 5.558% 20385	11,642	12,342
Freddie Mac 5.928% 20385	17,597	18,725
Freddie Mac 3.604% 20395	6,000	6,134
Freddie Mac 3.756% 20395	6,900	7,112
Freddie Mac 3.85% 20395	11,925	12,324
Freddie Mac 5.00% 2039	85,960	89,222
Freddie Mac 6.50% 2047	10,641	11,384
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	8,719	7,405
Government National Mortgage Assn. 6.00% 2035	3,320	3,563
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	10,623	9,253
Government National Mortgage Assn. 6.00% 2038	66,097	70,610
Government National Mortgage Assn. 6.00% 2038	49,126	52,480
Government National Mortgage Assn. 6.50% 2038	23,946	25,578
Government National Mortgage Assn., Series 2003, Class A, 5.612% 2058	20,042	20,812
Government National Mortgage Assn. 5.816% 2058	12,427	12,928
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,452	1,510
Government National Mortgage Assn. 6.172% 2058	1,869	1,944
Government National Mortgage Assn. 6.205% 2058	5,510	5,732
Government National Mortgage Assn. 6.22% 2058	3,252	3,426
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-3, 6.26% 2033	4,935	5,058
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.856% 20354,5	5,050	4,695
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	8,055	8,049
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	3,330	3,206
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 20375	5,000	4,264
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	6,109	6,208
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	16,102	16,192
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-2, 4.851% 2042	26,685	26,780
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20425	14,840	13,319
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.28% 20435	7,200	7,257
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-M, 5.321% 20435	16,830	14,036
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 20445	15,000	14,698
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 20455	18,000	17,385
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	33,353	33,369
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	21,630	20,106
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	660	661
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	372	317
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	534	505
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,857	1,826
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.319% 20345	3,595	3,440
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	2,416	2,486
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	7,810	8,153
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	41,385	42,730
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 20354,5	1,435	1,217
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	3,252	3,317
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	4,871	5,098
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	22,150	22,157
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	10,724
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	5,000	5,261
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 20385	14,535	14,474
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.548% 20395	18,000	18,658
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20405	37,500	37,424
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 5.997% 20355	9,404	6,967
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.624% 20365	13,212	8,356
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.857% 20365	16,796	13,174
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.859% 20365	10,752	8,333
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.905% 20365	8,967	6,364
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 20365	44,047	29,625
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.809% 20375	39,990	25,067
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.853% 20375	19,962	14,090
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.905% 20475	26,890	16,409
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 2.90% 20345	2,867	2,727
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A4, 6.037% 20365	4,050	2,928
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.791% 20375	56,826	37,983
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.805% 20375	52,848	41,216
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.836% 20375	35,426	25,991
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	19,910	20,595
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	9,482	9,798
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	23,669	23,713
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20455	3,500	3,484
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 20455	21,700	21,054
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.711% 20455	4,955	4,823
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 3.664% 20345	2,551	1,987
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.499% 20355	28,321	19,738
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.152% 20375	20,841	14,437
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.921% 20475	34,012	23,040
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.07% 20475	19,177	13,170
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	3,931	3,983
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	20,000	20,048
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.265% 20445	30,000	30,199
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	16,750	16,490
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.431% 20345	3,450	2,658
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.10% 20345	3,646	3,290
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 3.869% 20355	25,010	17,487
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.547% 20355	50,000	39,494
Bear Stearns ARM Trust, Series 2006-4, Class II-A-1, 5.713% 20365	4,137	2,861
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.669% 20345	15,166	14,928
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 3-A-1, 5.25% 20355	15,105	10,087
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	18,587	12,804
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.93% 20365	24,348	13,561
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.33% 20375	23,104	11,525
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	883	889
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,232
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	6,864	6,929
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	9,830	10,032
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,949
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	27,000	26,934
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20374	10,000	9,775
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	15,000	14,589
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-2, 5.50% 2034	5,803	4,995
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	15,579	13,964
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	3,964	3,341
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2035	5,285	3,931
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	1,820	1,445
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-4, 5.50% 2036	5,000	3,485
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.886% 20475	27,570	16,780
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class A-2, 4.34% 2041	67	67
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.207% 20425	24,000	24,835
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 20425	5,000	5,104
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.774% 20425	20,105	16,682
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A-2, 3.285% 2035	3,655	3,664
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	5,000	5,015
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20375	38,142	37,756
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.364% 20465	41,670	39,834
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.589% 20365	33,121	25,135
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 5.922% 20365	23,876	14,542
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 20354	13,620	13,510
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 20354	20,000	19,838
Crown Castle Towers LLC, Series 2006-1, Class D, 5.772% 20364	3,380	3,461
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.005% 20365	61,123	34,506
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	16,685	16,851
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 20455	17,000	17,400
Bank of America 5.50% 20124	30,000	31,951
Cendant Mortgage Capital LLC, Series 2003-7P, Class A-1, 4.872% 20174,5	8,346	8,235
Cendant Mortgage Capital LLC, Series 2003-9, Class II-A-1, 4.813% 20185	5,720	5,634
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.913% 20194,5	8,932	8,901
Cendant Mortgage Capital LLC, Series 2003-8, Class II-A-1, 4.905% 20335	8,599	8,570
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.73% 20355	15,617	10,037
Bear Stearns ALT-A Trust, Series 2006-6, Class II-A-1, 5.816% 20365	32,675	20,306
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	28,285	29,438
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 20354,5	32,785	28,907
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	27,768	23,584
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	97	72
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-II-1, 5.929% 20365	4,033	2,279
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.22% 20365	3,359	2,028
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	2,156	2,182
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	23,500	24,050
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	660	646
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,409	1,289
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	7,068	6,063
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	6,671	5,559
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	6,340	4,596
MASTR Alternative Loan Trust, Series 2006-2, Class 2-A-3, 0.594% 20365	14,776	7,126
Northern Rock PLC 5.625% 20174	20,000	18,797
Northern Rock PLC 5.625% 2017	6,000	5,639
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	23,427	24,186
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	15,040	15,078
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	3,795	3,826
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 20435	5,065	4,979
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)5	25,000	22,296
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	24,219	16,170
Residential Asset Securitization Trust, Series 2006-A6, Class 1-A-11, 0.644% 20365	8,070	3,313
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2FL, 0.606% 20184,5	8,000	7,977
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20184	10,000	10,682
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 20364	16,500	16,426
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 20364	2,000	1,983
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.059% 20375	32,364	17,547
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 3.459% 20355	9,919	8,435
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR19, Class A-6, 5.648% 20365	11,979	8,567
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20174	15,000	16,406
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 5.22% 20345	11,334	9,943
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.606% 20375	10,112	5,835
Commercial Mortgage Trust, Series 2000-C1, Class A-2, 7.416% 2033	1,530	1,546
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	13,636	13,747
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.166% 20355	13,432	12,150
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.73% 20365	4,000	2,975
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	14,976	15,100
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 0.794% 20164,5	8,000	7,963
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	2,169	2,220
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	3,362	3,380
J.P. Morgan Alternative Loan Trust, Series 2006-A2, Class 5-A-1, 6.205% 20365	20,311	13,458
GSR Mortgage Loan Trust, Series 2005-9F, Class 1A-2, 0.744% 20355	8,029	5,542
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.502% 20355	6,110	5,214
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 20154	10,000	10,586
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 5.875% 20455	12,192	9,632
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	10,587	8,622
Washington Mutual Mortgage, WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,108	886
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	10,000	9,419
ChaseFlex Trust, Series 2007-2, Class A-1, 0.524% 20375	3,248	1,980
ChaseFlex Trust, Series 2007-3, Class 2-A1, 0.544% 20375	10,711	6,336
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	2,740	2,802
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	4,530	4,739
Banc of America Funding Trust, Series 2007-3, Class X-A-1, 5.50% 2034	10,042	7,061
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.414% 20375	12,826	6,843
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	7,924	6,329
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	758	762
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	3,000	3,009
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20305	2,500	2,506
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	5,290	5,306
Sequoia Mortgage Trust, Series 2007-1, Class 4-A1, 5.762% 20465	5,354	4,531
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	2,409	2,429
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 4.239% 20365	2,882	1,814
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.199% 20344,5	2,000	1,494
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.267% 20274,5	1,147	1,075
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 4.687% 20345	306	269
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	140	140
		7,639,843

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 7.36%
U.S. Treasury 1.25% 2010	20,000	20,176
U.S. Treasury 2.00% 2010	25,000	25,371
U.S. Treasury 4.50% 2010	75,000	78,184
U.S. Treasury 5.75% 2010	152,000	158,469
U.S. Treasury 6.50% 2010	275,000	280,010
U.S. Treasury 1.00% 2011	25,000	25,048
U.S. Treasury 1.125% 2011	30,000	30,093
U.S. Treasury 4.625% 2011	25,000	26,741
U.S. Treasury 4.875% 2011	25,000	26,593
U.S. Treasury 5.00% 2011	75,000	79,321
U.S. Treasury 5.125% 2011	80,000	85,867
U.S. Treasury 1.50% 2012	25,000	25,163
U.S. Treasury 4.00% 2012	50,000	53,883
U.S. Treasury 4.25% 2012	70,000	75,827
U.S. Treasury 4.875% 2012	83,000	90,924
U.S. Treasury 3.125% 2013	35,000	36,675
U.S. Treasury 3.375% 2013	60,000	63,490
U.S. Treasury 3.375% 2013	40,000	42,316
U.S. Treasury 3.625% 2013	5,000	5,333
U.S. Treasury 3.875% 2013	20,000	21,467
U.S. Treasury 4.25% 2013	148,000	161,314
U.S. Treasury 1.75% 2014	2,000	1,972
U.S. Treasury 1.875% 2014	25,000	24,828
U.S. Treasury 2.25% 2014	396,000	397,762
U.S. Treasury 2.375% 2014	5,000	5,020
U.S. Treasury 2.625% 2014	70,000	71,263
U.S. Treasury 4.25% 2014	100,000	109,215
U.S. Treasury 4.25% 2014	25,000	27,329
U.S. Treasury 11.75% 2014	50,000	50,207
U.S. Treasury 1.625% 20152,7	56,513	58,484
U.S. Treasury 4.25% 2015	80,000	87,175
U.S. Treasury 9.875% 2015	10,000	14,036
U.S. Treasury 11.25% 2015	60,000	86,320
U.S. Treasury 2.375% 2016	240,500	234,158
U.S. Treasury 2.625% 2016	60,000	59,419
U.S. Treasury 3.00% 2016	25,000	25,113
U.S. Treasury 3.25% 2016	236,600	242,016
U.S. Treasury 3.25% 2016	20,000	20,442
U.S. Treasury 7.50% 2016	250,000	321,543
U.S. Treasury 9.25% 2016	200,000	275,422
U.S. Treasury 4.625% 2017	40,000	44,220
U.S. Treasury 8.875% 2017	10,000	13,950
U.S. Treasury 3.75% 2018	349,950	360,830
U.S. Treasury 4.00% 2018	45,000	47,327
U.S. Treasury 2.75% 2019	72,500	68,903
U.S. Treasury 3.125% 2019	177,300	173,511
U.S. Treasury 3.625% 2019	10,000	10,193
U.S. Treasury 8.125% 2019	10,000	13,897
U.S. Treasury Principal Strip 0% 2039	27,000	7,520
Fannie Mae 6.625% 2010	11,000	11,685
Fannie Mae 5.00% 2011	19,815	21,353
Fannie Mae 5.125% 2011	20,000	21,288
Fannie Mae 6.00% 2011	140,000	151,260
Fannie Mae 2.00% 2012	20,000	20,376
Fannie Mae 4.75% 2012	75,000	81,893
Fannie Mae 6.125% 2012	174,000	193,886
Fannie Mae 4.375% 2013	10,000	10,846
Fannie Mae 2.50% 2014	25,000	25,092
Fannie Mae 2.625% 2014	5,000	4,998
Fannie Mae 2.75% 2014	20,000	20,327
Fannie Mae 5.00% 2015	25,000	27,792
Federal Home Loan Bank 2.25% 2012	25,000	25,583
Federal Home Loan Bank 4.50% 2012	50,000	54,269
Federal Home Loan Banks, Series 312, 5.75% 2012	25,000	27,707
Federal Home Loan Bank 3.625% 2013	90,000	95,388
Federal Home Loan Bank 5.25% 2014	25,000	27,991
Federal Home Loan Bank 5.375% 2016	25,000	28,119
Freddie Mac 2.875% 2010	50,000	51,214
Freddie Mac 5.125% 2010	4,000	4,152
Freddie Mac 6.875% 2010	5,000	5,280
Freddie Mac 1.75% 2012	12,500	12,606
Freddie Mac 5.75% 2012	75,000	82,514
Federal Agricultural Mortgage Corp. 4.875% 20114	30,000	31,594
Federal Agricultural Mortgage Corp. 5.50% 20114	37,300	39,888
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	20,000	20,182
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,085
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,099
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	21,850	22,199
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	15,000	15,019
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	45,000	45,601
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.499% 20125	25,000	25,133
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,000	15,665
CoBank ACB 7.875% 20184	18,660	18,971
CoBank ACB 0.899% 20224,5	28,690	19,627
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,099
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,566
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	18,335	18,638
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,318
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.533% 20125	15,000	15,175
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	14,000	14,457
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	10,000	10,322
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	10,000	10,159
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,154
		5,673,910

FINANCIALS — 3.29%
Simon Property Group, LP 4.60% 2010	7,300	7,375
Simon Property Group, LP 4.875% 2010	5,000	5,040
Simon Property Group, LP 4.875% 2010	2,500	2,559
Simon Property Group, LP 5.375% 2011	2,000	2,092
Simon Property Group, LP 5.60% 2011	24,750	25,933
Simon Property Group, LP 5.00% 2012	14,000	14,474
Simon Property Group, LP 5.75% 2012	18,083	19,145
Simon Property Group, LP 6.35% 2012	10,067	10,857
Simon Property Group, LP 6.75% 2014	34,230	36,868
Simon Property Group, LP 5.25% 2016	19,875	19,917
Simon Property Group, LP 6.10% 2016	4,860	5,059
Simon Property Group, LP 5.875% 2017	5,910	6,031
Simon Property Group, LP 6.125% 2018	10,685	11,088
Simon Property Group, LP 10.35% 2019	33,940	42,765
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20104	44,725	45,359
Westfield Group 5.40% 20124	16,040	16,590
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	26,785	26,692
Westfield Group 7.50% 20144	17,790	19,396
Westfield Group 5.75% 20154	28,000	28,185
Westfield Group 5.70% 20164	26,025	25,491
Westfield Group 7.125% 20184	35,245	36,457
SLM Corp., Series A, 4.50% 2010	21,000	20,711
SLM Corp., Series A, 0.512% 20115	1,100	954
SLM Corp., Series A, 5.40% 2011	20,000	18,889
SLM Corp., Series A, 5.125% 2012	7,333	6,533
SLM Corp., Series A, 5.00% 2013	11,397	9,478
SLM Corp., Series A, 5.375% 2013	43,712	38,828
SLM Corp., Series A, 5.05% 2014	337	269
SLM Corp., Series A, 5.375% 2014	200	165
SLM Corp., Series A, 5.00% 2015	20,344	16,059
SLM Corp., Series A, 5.00% 2018	3,302	2,308
SLM Corp., Series A, 8.45% 2018	35,475	31,288
SLM Corp., Series A, 5.625% 2033	383	263
ProLogis 5.50% 2012	2,250	2,281
ProLogis 5.50% 2013	3,700	3,673
ProLogis 7.625% 2014	18,110	19,229
ProLogis 5.625% 2015	1,565	1,496
ProLogis 5.625% 2016	37,316	34,386
ProLogis 5.75% 2016	11,245	10,557
ProLogis 6.625% 2018	59,860	57,841
ProLogis 7.375% 2019	5,300	5,326
Countrywide Financial Corp., Series A, 4.50% 2010	7,945	8,044
Countrywide Financial Corp., Series B, 5.80% 2012	59,065	62,876
Bank of America Corp. 5.75% 2017	20,950	21,336
Merrill Lynch & Co., Inc. 6.875% 2018	6,500	7,010
Goldman Sachs Group, Inc. 3.625% 2012	8,325	8,583
Goldman Sachs Group, Inc. 6.25% 2017	5,000	5,358
Goldman Sachs Group, Inc. 5.95% 2018	13,337	14,076
Goldman Sachs Group, Inc. 6.15% 2018	46,893	50,052
Goldman Sachs Group, Inc. 7.50% 2019	11,060	12,977
Capital One Financial Corp. 6.25% 2013	7,500	8,070
Capital One Bank 6.50% 2013	13,477	14,383
Capital One Capital III 7.686% 20365	57,199	49,477
Capital One Capital IV 6.745% 20375	14,818	12,114
Liberty Mutual Group Inc. 5.75% 20144	19,000	18,685
Liberty Mutual Group Inc. 6.70% 20164	15,000	14,439
Liberty Mutual Group Inc. 6.50% 20354	11,200	9,113
Liberty Mutual Group Inc. 7.50% 20364	38,050	33,278
Liberty Mutual Group Inc., Series C, 10.75% 20884,5	5,000	5,300
JPMorgan Chase & Co. 4.891% 20155	45,190	43,933
JPMorgan Chase & Co. 6.30% 2019	28,500	31,335
Monumental Global Funding 5.50% 20134	23,915	24,548
Monumental Global Funding III 0.484% 20144,5	24,860	20,819
Monumental Global Funding III 5.25% 20144	22,000	22,370
American Express Credit Corp., Series B, 5.00% 2010	9,000	9,302
American Express Centurion Bank 5.55% 2012	20,000	21,364
American Express Co. 6.15% 2017	27,330	28,865
American Express Co. 6.80% 20665	8,368	7,406
Morgan Stanley 6.00% 2014	5,910	6,350
Morgan Stanley, Series F, 6.00% 2015	29,090	31,164
Morgan Stanley, Series F, 5.95% 2017	5,375	5,536
Morgan Stanley, Series F, 5.625% 2019	23,000	23,188
Citigroup Inc. 6.50% 2013	39,250	42,109
Citigroup Inc. 6.125% 2017	22,275	22,768
UniCredito Italiano SpA 5.584% 20174,5	32,900	30,426
UniCredito Italiano SpA 6.00% 20174	20,323	20,111
HVB Funding Trust I 8.741% 20314	1,555	1,386
HVB Funding Trust III 9.00% 20314	852	748
UniCredito Italiano Capital Trust II 9.20% (undated)4,5	10,000	9,600
CNA Financial Corp. 6.00% 2011	20,000	20,453
CNA Financial Corp. 5.85% 2014	42,000	39,842
Santander Issuances, SA Unipersonal 5.805% 20164,5	19,100	16,958
Sovereign Bancorp, Inc. 8.75% 2018	27,160	31,146
Santander Issuances, SA Unipersonal 6.50% 20194,5	10,500	10,841
Barclays Bank PLC 5.20% 2014	10,000	10,674
Barclays Bank PLC 5.00% 2016	24,500	25,075
Barclays Bank PLC 6.05% 20174	21,620	22,062
ERP Operating LP 5.50% 2012	2,500	2,618
ERP Operating LP 6.625% 2012	8,000	8,599
ERP Operating LP 6.584% 2015	11,080	11,834
ERP Operating LP 5.125% 2016	10,565	10,431
ERP Operating LP 5.75% 2017	21,315	21,490
Wells Fargo Bank, National Assn. 4.75% 2015	47,800	48,867
Prudential Financial, Inc., Series D, 5.10% 2011	6,410	6,748
Prudential Financial, Inc., Series D, 5.15% 2013	9,000	9,453
Prudential Holdings, LLC, Series C, 8.695% 20234,6	15,000	15,402
Prudential Financial, Inc. 8.875% 20685	12,500	13,317
Société Générale 5.75% 20164	43,235	44,413
Kimco Realty Corp., Series C, 4.82% 2011	12,100	12,273
Kimco Realty Corp. 6.00% 2012	4,062	4,252
Pan Pacific Retail Properties, Inc. 6.125% 2013	3,215	3,379
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,046
Kimco Realty Corp., Series C, 5.783% 2016	9,597	9,477
Kimco Realty Corp. 5.70% 2017	10,500	10,107
ACE INA Holdings Inc. 5.875% 2014	7,500	8,252
ACE INA Holdings Inc. 5.70% 2017	3,825	4,112
ACE INA Holdings Inc. 5.80% 2018	11,000	11,933
ACE Capital Trust II 9.70% 2030	12,210	13,526
Standard Chartered PLC 5.50% 20144	4,300	4,631
Standard Chartered Bank 6.40% 20174	30,760	32,578
New York Life Global Funding 4.625% 20104	5,000	5,091
New York Life Global Funding 5.25% 20124	25,000	27,079
New York Life Global Funding 4.65% 20134	4,000	4,232
Metropolitan Life Global Funding I, 5.125% 20134	4,305	4,562
MetLife Global Funding 5.125% 20144	15,000	15,952
MetLife Capital Trust X 9.25% 20684,5	14,000	15,301
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	15,500	16,655
Allstate Corp., Series B, 6.125% 20675	18,350	15,781
PNC Funding Corp. 5.40% 2014	10,000	10,835
PNC Funding Corp. 4.25% 2015	15,000	15,066
PNC Bank NA 6.875% 2018	5,200	5,562
CIT Group Inc. 5.20% 2010	20,000	12,822
CIT Group Inc. 5.60% 2011	15,000	9,768
CIT Group Inc. 0.704% 20125	8,920	5,767
CIT Group Inc. 7.75% 2012	3,717	2,407
HBOS PLC 6.75% 20184	25,305	23,406
HBOS PLC 6.00% 20334	8,650	6,141
Lehman Brothers Holdings Inc., Series I, 2.951% 20105,8	10,000	1,625
Lehman Brothers Holdings Inc., Series I, 3.018% 20125,8	13,805	2,243
Lehman Brothers Holdings Inc., Series G, 4.80% 20148	60,920	9,899
Lehman Brothers Holdings Inc., Series I, 6.20% 20148	73,610	11,962
Lehman Brothers Holdings Inc., Series H, 5.50% 20168	3,660	595
Lehman Brothers Holdings Inc., Series I, 6.875% 20188	14,465	2,405
Hospitality Properties Trust 6.85% 2012	2,000	2,037
Hospitality Properties Trust 6.75% 2013	14,925	14,804
Hospitality Properties Trust 5.125% 2015	3,675	3,301
Hospitality Properties Trust 6.30% 2016	550	510
Hospitality Properties Trust 6.70% 2018	7,800	7,216
Developers Diversified Realty Corp. 4.625% 2010	1,485	1,466
Developers Diversified Realty Corp. 5.00% 2010	20,000	19,875
Developers Diversified Realty Corp. 5.375% 2012	6,565	6,162
Northern Trust Corp. 5.50% 2013	5,450	5,997
Northern Trust Corp. 4.625% 2014	8,475	9,105
Northern Trust Corp. 5.85% 20179	10,150	11,131
Royal Bank of Scotland Group PLC 4.875% 20144	25,000	25,471
International Lease Finance Corp. 5.00% 2010	4,560	4,499
International Lease Finance Corp. 5.00% 2012	10,000	8,087
American General Finance Corp., Series J, 6.50% 2017	15,000	10,298
SunTrust Banks, Inc. 6.00% 2017	10,000	10,032
SunTrust Banks, Inc. 5.40% 2020	12,500	11,109
Resona Bank, Ltd. 5.85% (undated)4,5	24,000	21,027
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	19,000	19,044
Discover Financial Services 6.45% 2017	6,116	5,774
Discover Financial Services 10.25% 2019	8,666	10,180
Principal Life Global Funding I 4.40% 20104	10,000	10,114
Principal Life Insurance Co. 6.25% 20124	5,000	5,238
Ford Motor Credit Co. 7.375% 2011	15,000	15,064
Charles Schwab Corp., Series A, 6.375% 2017	11,260	12,569
Schwab Capital Trust I 7.50% 20375	1,795	1,659
Jackson National Life Global 5.375% 20134	12,925	13,158
Fifth Third Capital Trust IV 6.50% 20675	18,000	13,005
Boston Properties, Inc. 5.875% 2019	12,750	12,887
Berkshire Hathaway Finance Corp. 4.60% 2013	12,000	12,877
Brandywine Operating Partnership, LP 5.75% 2012	7,505	7,591
Brandywine Operating Partnership, LP 5.40% 2014	3,955	3,682
Lincoln National Corp. 7.00% 20665	11,295	9,375
Catlin Insurance Ltd. 7.249% (undated)4,5	11,500	8,912
Nationwide Financial Services, Inc. 6.75% 20675	10,000	7,599
Chubb Corp. 6.375% 20675	7,500	6,919
Credit Suisse Group AG 5.50% 2014	5,000	5,427
Paribas, New York Branch 6.95% 2013	2,700	2,992
BNP Paribas 4.80% 20154	2,105	2,174
ZFS Finance (USA) Trust V 6.50% 20674,5	5,040	4,183
ING Security Life Institutional Funding 0.474% 20104,5	4,000	4,003
Compass Bank 5.90% 2026	4,725	3,807
TIAA Global Markets 4.95% 20134	3,225	3,420
UnumProvident Finance Co. PLC 6.85% 20154	1,885	1,878
Unum Group 7.125% 2016	1,105	1,137
Northern Rock PLC 5.60% (undated)4,5	5,095	694
Northern Rock PLC 6.594% (undated)4,5	5,635	768
Federal Realty Investment Trust 8.75% 2009	1,000	1,004
		2,538,612

ASSET-BACKED OBLIGATIONS6 — 1.70%
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	5,264	5,342
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	11,431	11,568
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	18,436	19,037
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 0.324% 20145	30,000	28,423
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	58,000	59,997
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	27,000	27,745
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	2,653	2,665
Triad Automobile Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.52% 2012	49,000	50,688
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	14,359	14,700
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	25,000	25,790
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 20114	702	705
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 20124	3,368	3,409
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 20124	4,731	4,805
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 20124	7,823	7,980
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20124	17,247	17,481
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20134	15,000	15,433
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 20134	17,459	17,931
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20134	12,871	13,223
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20134	9,412	9,677
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20144	43,295	44,726
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	27,413	28,816
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	21,852
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20144	31,500	32,453
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 0.295% 20154,5	15,000	14,815
UPFC Auto Receivables Trust, Series 2006-B, Class A-3, AMBAC insured, 5.01% 2012	13,238	13,533
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	31,279	32,426
Capital One Auto Finance Trust, Series 2006-A, Class A-4, AMBAC insured, 0.255% 20125	33,527	33,237
Capital One Auto Finance Trust, Series 2007-B, Class A-4, MBIA insured, 0.275% 20145	5,750	5,528
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 20114	37,360	37,405
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 20114	15,150	15,486
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 20164	17,500	17,648
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 20345	16,000	8,920
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 20355	25,030	14,841
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class A-I-5, FGIC insured, 5.48% 20355	5,188	1,895
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 20365	4,506	1,472
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-2, MBIA insured, 5.89% 20375	5,892	5,475
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	1,260	1,270
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	621	622
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	8,525	8,669
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	20,000	20,359
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	26,000	26,784
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	25,000	25,894
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	23,000	24,205
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	22,000	22,991
PECO Energy Transition Trust, Series 2001-A, Class A-1, 6.52% 2010	22,000	22,768
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	21,275	22,274
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	12,277	12,432
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	9,500	9,794
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 20124,5	21,766	22,191
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 20214	42,626	21,349
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 20134	3,442	3,507
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 20144	16,705	17,116
Chase Issuance Trust, Series 2007-A9, Class A, 0.275% 20145	20,000	19,737
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, FGIC insured, 0.484% 20355	39,999	18,899
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	18,092	18,505
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	18,481
MBNA Credit Card Master Note Trust, Series 2005-2, Class B, 0.425% 20125	15,000	14,800
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 0.395% 20145	3,249	3,210
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	16,019	16,897
CarMax Auto Owner Trust, Series 2008-2, Class A-3a, 4.99% 2012	8,200	8,583
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,119
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	14,251	14,832
Home Equity Asset Trust, Series 2004-7, Class M-2, 0.904% 20355	20,000	13,755
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	3,608	3,696
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	9,000	9,734
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 20134	11,811	12,107
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.375% 20135	12,392	11,896
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 20375	20,000	11,540
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	14,266	5,480
CWHEQ Home Equity Loan Trust, Series 2006-S6, Class A-6, AMBAC insured, 5.657% 20345	9,032	4,337
CWHEQ Home Equity Loan Trust, Series 2006-S9, Class A-1, MBIA insured, 0.344% 20365	1,647	1,389
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	10,828	11,112
Structured Asset Securities Corp., Series 2002-23XS, Class A7, 6.58% 20325	4,196	3,471
Structured Asset Securities Corp., Series 2005-S6, Class A2, 0.534% 20355	7,006	2,780
Structured Asset Securities Corp., Series 2005-S7, Class A2, 0.544% 20354,5	12,999	4,436
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	10,419	10,637
John Deere Owner Trust, Series 2008, Class A-3, 4.18% 2012	10,000	10,217
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	14,021	10,065
MBNA Master Credit Card Trust II, Series 2001-B, Class A, 0.505% 20135	5,150	5,115
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 0.845% 20135	5,000	4,940
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	9,600	9,927
Santander Drive Auto Receivables Trust, Series 2007-3, Class A-4-A, FGIC insured, 5.52% 2014	10,000	9,921
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.404% 20375	16,013	9,804
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	7,571	6,739
RAMP Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	2,062
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	8,579	8,671
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 20354,5	10,562	7,280
Capital One Multi-asset Execution Trust, Series 2003-3, Class C, 2.495% 20165	7,000	6,619
CWABS Revolving Home Equity Loan Trust, Series 2004-P, Class 2-A, MBIA insured, 0.565% 20345	17,780	5,968
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	3,209	3,326
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	3,000	2,458
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 20345	5,523	5,207
GMACM Home Loan Trust, Series 2006-HLTV1, Class A-5, FGIC insured, 6.01% 20295	16,901	4,433
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20174	4,155	3,574
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.545% 20194,5	3,757	3,085
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.395% 20375	10,266	2,481
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	1,813	1,925
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	1,676	1,683
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 20365	21,465	1,651
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.044% 20345	1,467	888
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.144% 20345	1,176	392
SACO I Trust, Series 2006-12, Class I-A, 0.384% 20365	9,453	1,119
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	223	223
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 1.084% 20335	130	99
		1,306,657

ENERGY — 1.21%
Kinder Morgan Energy Partners LP 6.75% 2011	9,642	10,271
Kinder Morgan Energy Partners LP 5.85% 2012	20,907	22,547
Kinder Morgan Energy Partners LP 5.00% 2013	19,675	20,608
Kinder Morgan Energy Partners LP 5.125% 2014	40,185	41,910
Kinder Morgan Energy Partners LP 6.00% 2017	6,375	6,733
Kinder Morgan Energy Partners LP 9.00% 2019	4,150	5,068
Kinder Morgan Energy Partners LP 6.85% 2020	4,500	4,992
Kinder Morgan Energy Partners LP 6.95% 2038	15,000	16,120
Williams Companies, Inc. 2.29% 20104,5	5,000	4,998
Williams Companies, Inc. 6.375% 20104	12,000	12,352
Williams Companies, Inc. 7.125% 2011	10,000	10,648
Williams Companies, Inc. 8.125% 2012	16,300	17,764
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,189
Williams Companies, Inc. 8.75% 2020	25,875	29,709
Williams Companies, Inc. 7.875% 2021	25,000	27,333
Devon Financing Corp., ULC 6.875% 2011	37,500	40,918
Devon Energy Corp. 5.625% 2014	4,500	4,891
Devon Energy Corp. 6.30% 2019	24,435	27,104
Enbridge Inc. 5.80% 2014	45,500	50,035
Enbridge Inc. 4.90% 2015	11,310	11,758
Enbridge Inc. 5.60% 2017	10,190	10,878
Rockies Express Pipeline LLC 6.25% 20134	55,485	60,295
Rockies Express Pipeline LLC 6.85% 20184	10,000	11,235
Enbridge Energy Partners, LP 5.35% 2014	3,700	3,891
Enbridge Energy Partners, LP, Series B, 6.50% 2018	42,000	45,196
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,320
Enbridge Energy Partners, LP 8.05% 20775	14,855	13,946
TransCanada PipeLines Ltd. 6.50% 2018	16,585	18,817
TransCanada PipeLines Ltd. 7.125% 2019	9,065	10,797
TransCanada PipeLines Ltd. 6.35% 20675	36,750	34,256
Gaz Capital SA 7.51% 2013	200	211
Gaz Capital SA 8.146% 2018	3,407	3,611
Gaz Capital SA 6.51% 20224	41,182	37,476
Gaz Capital SA, Series 9, 6.51% 2022	737	671
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	620	683
Gaz Capital SA 7.288% 2037	11,813	11,075
Enterprise Products Operating LP 4.95% 2010	25,650	26,030
Enterprise Products Operating LP 7.50% 2011	20,000	21,261
Ras Laffan Liquefied Natural Gas III 5.50% 20144	4,800	5,146
Ras Laffan Liquefied Natural Gas III 6.75% 20194	500	554
Ras Laffan Liquefied Natural Gas II 5.298% 20204,6	37,167	37,791
Husky Energy Inc. 6.25% 2012	4,345	4,725
Husky Energy Inc. 5.90% 2014	12,410	13,495
Husky Energy Inc. 6.20% 2017	585	633
Husky Energy Inc. 7.25% 2019	12,780	14,801
StatoilHydro ASA 2.90% 2014	6,205	6,264
StatoilHydro ASA 5.25% 2019	23,000	25,022
Chevron Corp. 3.95% 2014	12,000	12,652
Chevron Corp. 4.95% 2019	14,000	15,032
Pemex Finance Ltd. 8.875% 20106	4,142	4,299
Pemex Project Funding Master Trust 5.75% 2018	12,750	12,686
Sunoco, Inc. 6.75% 2011	7,500	7,923
Sunoco, Inc. 4.875% 2014	8,250	8,406
Canadian Natural Resources Ltd. 5.70% 2017	10,000	10,649
Apache Corp. 6.00% 2013	995	1,109
Apache Corp. 6.90% 2018	7,815	9,258
Gulfstream Natural Gas 5.56% 20154	10,000	10,098
Petrobras International 5.75% 2020	9,540	9,559
Shell International Finance B.V. 4.00% 2014	8,580	9,025
Total Capital 3.125% 2015	7,775	7,868
Phillips Petroleum Co. 8.75% 2010	6,000	6,279
BP Capital Markets PLC 3.125% 2012	5,000	5,173
Energy Transfer Partners, LP 5.95% 2015	2,570	2,729
		932,773

CONSUMER DISCRETIONARY — 1.06%
Time Warner Inc. 5.50% 2011	11,075	11,846
AOL Time Warner Inc. 6.75% 2011	6,310	6,743
AOL Time Warner Inc. 6.875% 2012	15,000	16,509
Time Warner Companies, Inc. 9.125% 2013	10,000	11,649
Time Warner Inc. 5.875% 2016	50,600	54,321
Time Warner Companies, Inc. 7.25% 2017	2,500	2,822
AOL Time Warner Inc. 7.625% 2031	5,000	5,607
Time Warner Inc. 6.50% 2036	19,300	19,669
Comcast Corp. 5.45% 2010	9,500	9,915
Comcast Corp. 5.50% 2011	7,325	7,706
Comcast Cable Communications, Inc. 6.75% 2011	22,005	23,382
Comcast Corp. 5.85% 2015	31,000	33,762
Comcast Corp. 6.30% 2017	21,375	23,169
Comcast Corp. 5.875% 2018	9,250	9,782
Comcast Corp. 6.45% 2037	3,000	3,085
Comcast Corp. 6.40% 2038	11,810	12,090
Time Warner Cable Inc. 5.40% 2012	8,000	8,550
Time Warner Cable Inc. 6.20% 2013	15,418	16,905
Time Warner Cable Inc. 7.50% 2014	23,775	27,393
Time Warner Cable Inc. 8.25% 2014	2,000	2,348
Time Warner Cable Inc. 8.25% 2019	19,000	22,894
Time Warner Cable Inc. 8.75% 2019	14,985	18,513
Staples, Inc. 7.75% 2011	1,405	1,510
Staples, Inc. 9.75% 2014	72,826	88,333
News America Holdings Inc. 9.25% 2013	5,200	6,104
News America Inc. 5.30% 2014	5,000	5,433
News America Holdings Inc. 8.00% 2016	2,000	2,342
News America Holdings Inc. 8.25% 2018	3,000	3,532
News America Inc. 6.90% 2019	22,655	25,443
News America Inc. 6.65% 2037	14,600	15,298
Thomson Corp. 6.20% 2012	14,000	15,240
Thomson Reuters Corp. 5.95% 2013	17,620	19,501
Thomson Reuters Corp. 6.50% 2018	8,000	9,105
Cox Communications, Inc. 4.625% 2010	7,666	7,717
Cox Communications, Inc. 7.125% 2012	7,335	8,237
Cox Communications, Inc. 4.625% 2013	5,495	5,723
Cox Communications, Inc. 5.45% 2014	15,880	17,065
Cox Communications, Inc. 9.375% 20194	3,000	3,764
DaimlerChrysler North America Holding Corp. 8.00% 2010	10,000	10,363
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,455	6,827
DaimlerChrysler North America Holding Corp. 5.875% 2011	16,450	17,165
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,950	3,135
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,145	4,517
J.C. Penney Co., Inc. 8.00% 2010	32,939	33,392
Target Corp. 6.00% 2018	29,500	33,168
Walt Disney Co. 4.70% 2012	25,000	27,018
Nordstrom, Inc. 6.75% 2014	14,185	15,822
MDC Holdings, Inc. 5.375% 2014	15,000	15,298
Home Depot, Inc. 5.25% 2013	12,875	13,800
Marriott International, Inc., Series I, 6.375% 2017	12,750	13,002
Lowe’s Companies, Inc. 8.25% 2010	5,455	5,698
Lowe’s Companies, Inc., Series B, 7.11% 2037	5,000	5,998
Kohl’s Corp. 6.30% 2011	4,400	4,616
Kohl’s Corp. 6.00% 2033	6,902	6,871
Discovery Communications Inc. 5.625% 2019	10,000	10,302
TJX Companies, Inc. 4.20% 2015	9,350	9,721
		819,720

HEALTH CARE — 1.05%
Roche Holdings Inc. 5.00% 20144	73,400	79,334
Roche Holdings Inc. 6.00% 20194	58,500	64,897
Cardinal Health, Inc. 6.75% 2011	80,250	84,543
Cardinal Health, Inc. 5.50% 2013	9,230	9,782
Cardinal Health, Inc. 5.80% 2016	5,000	5,023
Cardinal Health, Inc. 5.85% 2017	13,540	13,965
Schering-Plough Corp. 6.00% 2017	82,500	92,841
Pfizer Inc. 5.35% 2015	17,500	19,345
Pfizer Inc. 6.20% 2019	47,350	54,006
WellPoint, Inc. 4.25% 2009	4,565	4,583
WellPoint, Inc. 5.00% 2011	24,000	24,874
WellPoint, Inc. 5.00% 2014	2,845	3,002
WellPoint, Inc. 5.875% 2017	25,000	26,430
Hospira, Inc. 0.763% 20105	16,901	16,899
Hospira, Inc. 5.55% 2012	20,000	21,475
Hospira, Inc. 5.90% 2014	5,860	6,334
Hospira, Inc. 6.05% 2017	4,315	4,553
Merck & Co., Inc. 1.875% 2011	18,885	19,132
Merck & Co., Inc. 4.00% 2015	25,000	26,232
Biogen Idec Inc. 6.00% 2013	40,000	42,530
GlaxoSmithKline Capital Inc. 4.85% 2013	30,775	33,216
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,513
Novartis Capital Corp. 4.125% 2014	15,500	16,388
Novartis Securities Investment Ltd. 5.125% 2019	20,500	21,866
Express Scripts Inc. 5.25% 2012	12,485	13,308
Express Scripts Inc. 6.25% 2014	13,837	15,219
Abbott Laboratories 5.875% 2016	12,907	14,476
Abbott Laboratories 5.125% 2019	8,050	8,550
AstraZeneca PLC 5.40% 2012	18,000	19,851
Aetna Inc. 5.75% 2011	12,500	13,168
Aetna Inc. 6.50% 2018	5,000	5,464
UnitedHealth Group Inc. 5.25% 2011	1,585	1,655
UnitedHealth Group Inc. 5.50% 2012	5,450	5,792
UnitedHealth Group Inc. 4.875% 2013	10,000	10,462
Coventry Health Care, Inc. 5.95% 2017	8,500	7,610
		812,318

TELECOMMUNICATION SERVICES — 1.00%
SBC Communications Inc. 6.25% 2011	20,000	21,284
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,114
SBC Communications Inc. 5.875% 2012	10,000	10,990
AT&T Inc. 4.95% 2013	13,125	14,017
AT&T Inc. 4.85% 2014	12,420	13,277
AT&T Inc. 5.50% 2018	16,000	16,824
AT&T Inc. 5.80% 2019	2,000	2,146
AT&T Corp. 8.00% 20315	17,000	20,979
AT&T Inc. 6.55% 2039	1,000	1,085
Telecom Italia Capital SA 4.00% 2010	10,880	10,943
Telecom Italia Capital SA, Series B, 5.25% 2013	97,843	103,045
Telecom Italia Capital SA 4.95% 2014	15,150	15,741
Telecom Italia Capital SA 6.175% 2014	6,500	7,058
Telecom Italia Capital SA 6.999% 2018	21,500	23,654
Telecom Italia Capital SA 7.20% 2036	11,370	12,431
Telecom Italia Capital SA 7.721% 2038	9,000	10,469
Verizon Communications Inc. 3.75% 20114	53,500	55,326
Verizon Global Funding Corp. 7.375% 2012	7,000	7,969
Verizon Communications Inc. 5.25% 2013	14,500	15,752
Verizon Communications Inc. 7.375% 20134	20,000	23,139
Verizon Communications Inc. 5.55% 20144	5,250	5,726
Verizon Communications Inc. 5.50% 2017	20,000	21,225
Verizon Communications Inc. 5.50% 2018	2,845	2,988
Verizon Communications Inc. 8.75% 2018	14,000	17,514
Verizon Communications Inc. 6.35% 2019	12,500	13,895
Vodafone Group PLC 5.375% 2015	10,716	11,513
Vodafone Group PLC 5.75% 2016	6,475	6,986
Vodafone Group PLC 5.625% 2017	28,950	30,927
Vodafone Group PLC 6.15% 2037	11,000	11,758
Telefónica Emisiones, SAU 5.984% 2011	20,000	21,294
Telefónica Emisiones, SAU 6.421% 2016	15,000	16,665
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,684
Singapore Telecommunications Ltd. 6.375% 20114	3,490	3,795
Singapore Telecommunications Ltd. 7.375% 20314	12,600	15,718
PCCW-HKT Capital Ltd. 8.00% 20114,5	20,000	21,628
American Tower Corp. 4.625% 20154	4,875	4,939
American Tower Corp. 7.00% 2017	15,000	16,500
Qwest Corp. 7.875% 2011	20,000	20,750
France Télécom 7.75% 20115	15,600	16,868
Deutsche Telekom International Finance BV 6.75% 2018	15,000	16,829
Koninklijke KPN NV 8.375% 2030	11,140	14,172
		771,617

UTILITIES — 0.94%
Cleveland Electric Illuminating Co. 5.65% 2013	20,535	21,876
Jersey Central Power & Light Co. 5.625% 2016	3,550	3,715
Pennsylvania Electric Co. 6.05% 2017	3,000	3,198
Cleveland Electric Illuminating Co. 8.875% 2018	37,275	46,994
Jersey Central Power & Light Co. 7.35% 2019	14,900	17,384
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	13,000	14,163
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	12,000	12,743
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	12,325	13,355
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	10,025	10,695
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	8,314	8,871
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	16,975	18,631
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	2,500	2,860
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	40,000	43,563
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	25,000	26,500
Consumers Energy Co., Series O, 5.00% 2012	5,200	5,506
Consumers Energy Co. First Mortgage Bonds 5.15% 2017	11,500	11,983
Consumers Energy Co. 5.65% 2018	11,400	12,120
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	24,425	26,905
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	4,603
Appalachian Power Co., Series J, 4.40% 2010	10,000	10,175
Ohio Power Co., Series J, 5.30% 2010	18,000	18,718
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,444
MidAmerican Energy Co. 5.125% 2013	1,500	1,589
MidAmerican Energy Co. 5.95% 2017	14,000	15,339
PacifiCorp., First Mortgage Bonds, 5.65% 2018	6,000	6,574
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	10,710
Alabama Power Co., Series R, 4.70% 2010	1,750	1,815
Alabama Power Co., Series 2007-D, 4.85% 2012	21,500	23,249
Alabama Power Co., Series 2008-B, 5.80% 2013	1,225	1,361
Georgia Power Co., Series 2008-D, 6.00% 2013	5,235	5,882
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	17,000	19,186
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	7,600	8,573
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,204
National Grid PLC 6.30% 2016	28,225	30,862
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	1,036
Pacific Gas and Electric Co. 6.25% 2013	24,100	27,118
Scottish Power PLC 5.375% 2015	25,000	26,939
Oncor Electric Delivery Co. LLC 5.95% 2013	23,500	25,487
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	5,400
Progress Energy Florida, Inc., First Mortgage Bonds, 5.65% 2018	1,700	1,861
Progress Energy, Inc. 7.05% 2019	15,000	17,377
HKCG Finance Ltd. 6.25% 2018	14,000	15,262
HKCG Finance Ltd. 6.25% 20184	7,525	8,203
AmerenEnergy Generating Co., Series D, 8.35% 2010	1,500	1,562
Illinois Power Co. 6.125% 2017	15,000	16,036
Cilcorp Inc. 9.375% 2029	5,000	5,125
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 20124	20,000	20,922
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	5,292
Public Service Co. of Colorado 5.80% 2018	9,850	10,941
Public Service Co. of Colorado 5.125% 2019	4,350	4,641
PSEG Power LLC 7.75% 2011	15,000	16,196
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	10,311	10,357
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,000	3,098
Virginia Electric and Power Co., Series A, 6.00% 2037	2,000	2,183
Exelon Corp. 4.45% 2010	10,000	10,196
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	4,000	4,295
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,705
Southern California Gas Co., First Mortgage Bonds, Series LL, 5.50% 2014	5,000	5,515
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2008-B, 5.50% 2018	2,450	2,682
		727,775

CONSUMER STAPLES — 0.83%
Altria Group, Inc. 7.75% 2014	20,000	22,843
Altria Group, Inc. 9.70% 2018	41,345	50,983
Altria Group, Inc. 9.25% 2019	106,000	128,731
Altria Group, Inc. 10.20% 2039	50,000	66,839
CVS Caremark Corp. 0.661% 20105	5,000	5,000
CVS Caremark Corp. 6.60% 2019	29,492	32,949
CVS Caremark Corp. 5.789% 20264,6	12,924	12,434
CVS Caremark Corp. 6.036% 20286	17,034	16,776
CVS Caremark Corp. 6.943% 20306	33,513	34,590
CVS Caremark Corp. 8.353% 20314,6	40	45
Kroger Co. 6.75% 2012	1,000	1,097
Kroger Co. 5.00% 2013	11,250	11,889
Kroger Co. 7.50% 2014	23,315	26,929
Kroger Co. 6.40% 2017	48,135	53,359
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,404
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 20156	16,000	18,899
Wal-Mart Stores, Inc. 5.375% 2017	5,205	5,682
Wal-Mart Stores, Inc. 5.80% 2018	14,795	16,583
Delhaize Group 5.875% 2014	10,000	10,779
Delhaize Group 6.50% 2017	28,410	31,150
Safeway Inc. 6.25% 2014	5,550	6,135
Safeway Inc. 6.35% 2017	30,000	33,100
Anheuser-Busch InBev NV 4.125% 20154	20,000	20,189
Anheuser-Busch InBev NV 5.375% 20204	5,000	5,093
Walgreen Co. 4.875% 2013	10,000	10,821
Tesco PLC 5.50% 20174	9,070	9,540
SYSCO Corp. 4.20% 2013	2,920	3,074
		641,913

INDUSTRIALS — 0.71%
Koninklijke Philips Electronics NV 4.625% 2013	55,450	58,549
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20126	10,000	9,325
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	39,450	39,460
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	7,830	7,468
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	4,567	4,399
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	8,785	8,274
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	2,000	1,740
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20226	12,851	12,265
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20226	14,004	13,925
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	41,770	39,734
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20246	3,018	2,669
Burlington Northern Santa Fe Corp. 7.00% 2014	26,430	30,219
BNSF Funding Trust I 6.613% 20555	6,700	6,356
Canadian National Railway Co. 6.375% 2011	1,822	1,996
Canadian National Railway Co. 4.40% 2013	2,500	2,647
Canadian National Railway Co. 4.95% 2014	4,175	4,491
Canadian National Railway Co. 5.55% 2018	25,000	27,329
Union Pacific Corp. 6.50% 2012	4,000	4,412
Union Pacific Corp. 5.125% 2014	11,495	12,330
Union Pacific Corp. 5.75% 2017	5,405	5,793
Union Pacific Corp. 5.70% 2018	9,870	10,628
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 20114,6	25,547	26,556
BAE Systems Holdings Inc. 4.95% 20144	1,375	1,428
CSX Corp. 5.75% 2013	15,000	16,076
CSX Corp. 6.25% 2015	10,000	11,181
Raytheon Co. 4.85% 2011	16,000	16,616
Raytheon Co. 6.40% 2018	1,580	1,830
Raytheon Co. 6.75% 2018	2,420	2,835
Raytheon Co. 7.00% 2028	4,000	4,800
Norfolk Southern Corp. 5.75% 20164	20,340	21,992
Waste Management, Inc. 7.375% 2010	20,000	20,881
Waste Management, Inc. 5.00% 2014	890	928
Northrop Grumman Systems Corp. 7.125% 2011	12,700	13,581
Northrop Grumman Corp. 7.75% 2016	6,640	8,006
Atlas Copco AB 5.60% 20174	17,290	17,950
Lockheed Martin Corp. 4.121% 2013	2,000	2,106
Lockheed Martin Corp. 7.65% 2016	10,135	12,286
Lockheed Martin Corp., Series B, 6.15% 2036	3,000	3,319
Volvo Treasury AB 5.95% 20154	14,950	15,215
John Deere Capital Corp. 5.10% 2013	1,700	1,830
John Deere Capital Corp., Series D, 5.50% 2017	5,350	5,791
John Deere Capital Corp., Series D, 5.35% 2018	2,750	2,930
John Deere Capital Corp., Series D, 5.75% 2018	3,000	3,274
Hutchison Whampoa International Ltd. 6.50% 20134	11,800	12,852
Caterpillar Financial Services Corp. 4.30% 2010	4,300	4,391
Caterpillar Financial Services Corp., Series F, 5.125% 2011	3,000	3,218
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,290	1,376
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,137
Caterpillar Financial Services Corp., Series F, 7.15% 2019	1,000	1,176
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20246	3,186	2,788
Allied Waste North America, Inc. 6.875% 2017	2,100	2,229
General Electric Co. 4.50% PINES 2035	1,905	1,776
		547,363

MATERIALS — 0.45%
Dow Chemical Co. 7.60% 2014	60,200	66,950
Dow Chemical Co. 5.70% 2018	1,400	1,380
Dow Chemical Co. 8.55% 2019	62,075	70,985
International Paper Co. 7.95% 2018	2,000	2,233
International Paper Co. 9.375% 2019	54,745	66,383
ArcelorMittal 9.85% 2019	30,755	36,304
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	10,786
Rio Tinto Finance (USA) Ltd. 8.95% 2014	12,150	14,373
Rio Tinto Finance (USA) Ltd. 9.00% 2019	5,670	7,066
BHP Billiton Finance (USA) Ltd. 5.50% 2014	18,295	20,117
BHP Billiton Finance (USA) Ltd. 6.50% 2019	10,000	11,507
E.I. du Pont de Nemours and Co. 4.125% 2010	4,000	4,078
E.I. du Pont de Nemours and Co. 5.00% 2013	1,210	1,309
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,612
Arbermarle Corp. 5.10% 2015	7,000	6,841
CRH America Inc. 6.95% 2012	815	884
CRH America, Inc. 6.00% 2016	220	228
CRH America, Inc. 8.125% 2018	2,595	3,001
Stora Enso Oyj 6.404% 20164	4,000	3,651
ICI Wilmington, Inc. 5.625% 2013	3,500	3,610
Holcim Ltd. 6.00% 20194	2,980	3,079
Yara International ASA 7.875% 20194	2,225	2,540
Lubrizol Corp. 8.875% 2019	2,000	2,498
Airgas, Inc. 7.125% 20184	1,800	1,867
Praxair, Inc. 4.375% 2014	1,000	1,069
Alcan Inc. 6.45% 2011	1,000	1,054
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	358
		345,763

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.31%
Australia Government Agency-Guaranteed, National Australia Bank 0.784% 20144,5	25,000	25,047
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	26,750	27,306
Russian Federation 7.50% 20306	37,882	42,542
France Government Agency-Guaranteed, Société Finance 2.25% 20124	29,365	29,730
France Government Agency-Guaranteed, Société Finance 3.375% 20144	10,000	10,276
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20124	10,000	10,097
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	14,350	14,412
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.785% 20144,5	20,000	20,280
United Kingdom Government Agency-Guaranteed, Lloyds TSB Group PLC 2.80% 20124	15,000	15,371
Denmark Government Agency-Guaranteed, Danske Bank 0.757% 20124,5	15,000	15,066
Corporación Andina de Fomento 6.875% 2012	10,000	10,808
Israeli Government 5.125% 2019	10,000	10,306
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	9,375	9,499
		240,740

INFORMATION TECHNOLOGY — 0.25%
National Semiconductor Corp. 6.15% 2012	42,620	44,641
National Semiconductor Corp. 6.60% 2017	28,000	28,360
Electronic Data Systems Corp., Series B, 6.00% 20135	51,500	57,101
KLA-Tencor Corp. 6.90% 2018	36,875	38,720
Cisco Systems, Inc. 5.25% 2011	14,000	14,766
Cisco Systems, Inc. 5.50% 2016	2,000	2,201
Cisco Systems, Inc. 4.95% 2019	3,500	3,690
		189,479

MUNICIPALS — 0.01%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	7,180	5,894
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	668	578
		6,472

Total bonds & notes (cost: $23,018,985,000)		23,194,955

Short-term securities — 5.94%

Freddie Mac 0.12%–0.305% due 11/2/2009–5/26/2010	1,873,625	1,872,478
U.S. Treasury Bills 0.161%–0.33% due 11/19/2009–7/29/2010	860,900	860,191
Fannie Mae 0.15%–0.70% due 11/16/2009–9/1/2010	430,250	430,042
Federal Home Loan Bank 0.095%–0.31% due 11/25/2009–5/12/2010	243,200	243,146
Federal Home Loan Bank 0.925% due 12/22/20095	50,000	49,991
JPMorgan Chase Funding Inc. 0.20% due 2/18/20104	100,000	99,907
Jupiter Securitization Co., LLC 0.19% due 11/6/20094	50,000	49,998
Coca-Cola Co. 0.19%–0.21% due 12/7/2009–1/15/20104	125,000	124,953
Wal-Mart Stores Inc. 0.12%–0.22% due 11/30/2009–2/22/20104	114,500	114,432
International Bank for Reconstruction and Development 0.17%–0.20% due 3/22–3/31/2010	103,600	103,532
Straight-A Funding LLC 0.21%–0.23% due 12/15/2009–1/7/20104	100,000	99,970
Procter & Gamble International Funding S.C.A. 0.17%–0.23% due 11/18/2009–1/15/20104	96,000	95,970
Private Export Funding Corp. 0.22%–0.25% due 12/9/2009–1/19/20104	70,200	70,174
Bank of America Corp. 0.22% due 1/11/2010	58,100	58,070
Campbell Soup Co. 0.21%–0.23% due 2/1–2/9/20104	57,300	57,266
General Electric Capital Corp. 0.17% due 1/12/2010	50,000	49,970
Federal Farm Credit Banks 0.37% due 5/10/2010	50,000	49,946
NetJets Inc. 0.18%–0.19% due 12/2–12/3/20094	42,600	42,591
Honeywell International Inc. 0.13%–0.20% due 12/8–12/14/20094	37,900	37,891
Paccar Financial Corp. 0.18% due 1/11/2010	29,400	29,386
Variable Funding Capital Corp. 0.21% due 1/26/20104	25,000	24,973
Abbott Laboratories 0.20% due 11/9/20094	20,800	20,799

Total short-term securities (cost: $4,585,283,000)		4,585,676

Total investment securities (cost: $75,927,799,000)		76,890,347
Other assets less liabilities		238,684

Net assets		$77,129,031

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.

2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $27,246,678,000, which represented 35.33% of the fund. This amount includes $27,089,979,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Security did not produce income during the last 12 months.

4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,450,842,000, which represented 4.47% of the net assets of the fund.

5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Index-linked bond whose principal amount moves with a government retail price index.
8Scheduled interest and/or principal payment was not received.

9Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 11/6/2007 at a cost of $10,147,000) may be subject to legal or contractual restrictions on resale.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-912-1209O-S21448

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc. (the "Fund") as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 7, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER, INC.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: December 30, 2009

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: December 30, 2009